EXHIBIT 10.99

               AEGIS AUTO FUNDING CORP.,
            a Delaware Corporation, Seller


                          and

           NORWEST BANK MINNESOTA, NATIONAL
ASSOCIATION,
              Trustee and Backup Servicer



            POOLING AND SERVICING AGREEMENT


             Dated as of September 1, 1996




                    $17,561,371.61


          AEGIS AUTO RECEIVABLES TRUST 1996-A

          AUTOMOBILE RECEIVABLE PASS-THROUGH
CERTIFICATES

                   TABLE OF CONTENTS





                                                   Page

ARTICLE I

                     INTRODUCTION
     Section 1.01.  Definitions. . . . . . . . . . .  1
     Section 1.02.  Usage of Terms . . . . . . . . . 14
     Section 1.03.  Record Date. . . . . . . . . . . 14
     Section 1.04.  Section References . . . . . . . 14

ARTICLE II

                   CREATION OF TRUST

     Section 2.01.  Conveyance and Acceptance by
          Trustee. . . . . . . . . . . . . . . . . . 15

ARTICLE III

                    THE RECEIVABLES

     Section 3.01.  Representations and Warranties of
          Seller . . . . . . . . . . . . . . . . . . 16
     Section 3.02.  Repurchase or Substitution Upon
          Breach . . . . . . . . . . . . . . . . . . 23
     Section 3.03.  Custody of Documents . . . . . . 24
     Section 3.04.  Duties of Custodian. . . . . . . 27
     Section 3.05.  Instructions; Authority to Act . 27
     Section 3.06.  Custodian Fees; Indemnification  28
     Section 3.07.  Effective Period and Termination 28

ARTICLE IV

      ADMINISTRATION AND SERVICING OF RECEIVABLES

     Section 4.01.  Servicing Duties . . . . . . . . 28
     Section 4.02.  Resignation of Backup Servicer.. 29
     Section 4.03.  Covenant of Backup Servicer. . . 29
     Section 4.04.  Servicing Fees . . . . . . . . . 30
     Section 4.05.  Costs and Expenses . . . . . . . 30
     Section 4.06.  Standard of Care . . . . . . . . 30

ARTICLE V

               DISTRIBUTIONS; ACCOUNTS;
           STATEMENTS TO CERTIFICATEHOLDERS

     Section 5.01.  Accounts . . . . . . . . . . . . 31
     Section 5.02.  Collections. . . . . . . . . . . 31
     Section 5.03.  Application of Collections . . . 31
     Section 5.04.  Miscellaneous Servicer Collections 32
     Section 5.05.  Additional Deposits. . . . . . . 32
     Section 5.06.  Distributions. . . . . . . . . . 32
     Section 5.07.  Reserve Fund; Priority of
          Distributions. . . . . . . . . . . . . . . 33
     Section 5.08.  Statements to Certificateholders; Tax
          Returns. . . . . . . . . . . . . . . . . . 35
     Section 5.09.  Reliance on Information from the
          Servicer . . . . . . . . . . . . . . . . . 39

ARTICLE VI

     RIGHTS OF CERTIFICATEHOLDERS. . . . . . . . . . 39

ARTICLE VII

                   THE CERTIFICATES

     Section 7.01.  The Certificates . . . . . . . . 39
     Section 7.02.  Execution, Authentication of
          Certificates . . . . . . . . . . . . . . . 40
     Section 7.03.  Registration of Transfer and
          Exchange of Certificates . . . . . . . . . 40
     Section 7.04.  Mutilated, Destroyed, Lost or Stolen
          Certificates . . . . . . . . . . . . . . . 42
     Section 7.05.  Persons Deemed Owners. . . . . . 43
     Section 7.06.  Access to List of Certificateholders'
          Names and Addresses. . . . . . . . . . . . 43
     Section 7.07.  Maintenance of Office or Agency. 43
     Section 7.08.  Notices to Certificateholders. . 43

ARTICLE VIII

                      THE SELLER

     Section 8.01.  Representations of Seller. . . . 43
     Section 8.02.  Liability of Seller; Indemnities 46
     Section 8.03.  Merger or Consolidation of, or
          Assumption of
               the Obligations of, Seller. . . . . . 47
     Section 8.04.  Limitation on Liability of Seller and
          Others . . . . . . . . . . . . . . . . . . 48
     Section 8.05.  Seller May Own Certificates. . . 48
     Section 8.06.  Covenants of the Seller. . . . . 48
     Section 8.07.  Enforcement by Trustee . . . . . 50
     Section 8.08.  No Bankruptcy Petition . . . . . 52

ARTICLE IX

                  THE BACKUP SERVICER

     Section 9.01.  Representations of Backup Servicer 53
     Section 9.02.  Merger or Consolidation of, or
          Assumption
               of the Obligations of, or Resignation of
Backup Servicer. . . . . . . . . . . . . . . . . . . 54
     Section 9.03.  Limitation on Liability of Backup
          Servicer and Others. . . . . . . . . . . . 54
     Section 9.04.  Successor Backup Servicer. . . . 55
     Section 9.05.  No Bankruptcy Petition . . . . . 55

ARTICLE X

               BACKUP SERVICING DEFAULT

     Section 10.01.  Events of Backup Servicing Default
           . . . . . . . . . . . . . . . . . . . . . 55
     Section 10.02.  Appointment of Successor. . . . 56
     Section 10.03.  Notification to Certificateholders 57
     Section 10.04.  Waiver of Past Defaults . . . . 57

ARTICLE XI

                      THE TRUSTEE

     Section 11.01.  Duties of Trustee . . . . . . . 57
     Section 11.02.  Trustee's Certificate . . . . . 60
     Section 11.03.  Trustee's Assignment of Purchased
          Receivables. . . . . . . . . . . . . . . . 60
     Section 11.04.  Certain Matters Affecting Trustee 60
     Section 11.05.  Trustee Not Liable for Certificates
          or Receivables . . . . . . . . . . . . . . 62
     Section 11.06.  Trustee May Own Certificates. . 63
     Section 11.07.  Trustee's Fees and Expenses . . 63
     Section 11.08.  Eligibility Requirements for Trustee
           . . . . . . . . . . . . . . . . . . . . . 63
     Section 11.09.  Resignation or Removal of Trustee
           . . . . . . . . . . . . . . . . . . . . . 63
     Section 11.10.  Successor Trustee . . . . . . . 64
     Section 11.11.  Merger or Consolidation of Trustee
           . . . . . . . . . . . . . . . . . . . . . 65
     Section 11.12.  Appointment of Co-Trustee or
          Separate Trustee . . . . . . . . . . . . . 65
     Section 11.13.  Representations and Warranties of
          Trustee. . . . . . . . . . . . . . . . . . 66
     Section 11.14.  No Bankruptcy Petition. . . . . 67

ARTICLE XII

                      TERMINATION

     Section 12.01.  Termination of the Trust. . . . 67
     Section 12.02.  Optional Purchase of All
          Receivables. . . . . . . . . . . . . . . . 69
     Section 12.03.  Notice. . . . . . . . . . . . . 69

ARTICLE XIII

               MISCELLANEOUS PROVISIONS

     Section 13.01.  Amendment . . . . . . . . . . . 69
     Section 13.02.  Protection of Title to Trust. . 70
     Section 13.03.  Limitation on Rights of
          Certificateholders . . . . . . . . . . . . 71
     Section 13.04.  Governing Law . . . . . . . . . 71
     Section 13.05.  Notices . . . . . . . . . . . . 72
     Section 13.06.  Severability of Provisions. . . 72
     Section 13.07.  Assignment. . . . . . . . . . . 73
     Section 13.08.  Certificates Nonassessable and
          Fully Paid . . . . . . . . . . . . . . . . 73
     Section 13.09.  Counterparts. . . . . . . . . . 73
     Section 13.10.  Limited Recourse to Seller. . . 73

Exhibit A      Form of Certificates. . . . . . . . .A-1
Exhibit B      Form of Trustee's Statement to
Certificateholders . . . . . . . . . . . . . . . . .B-1
Exhibit C      Schedule of Receivables . . . . . . .C-1
Exhibit D      Location of Servicer Files. . . . . .D-1
Exhibit E           Receivable Characteristics (Cutoff Date)E-1
Exhibit F      Wiring Instructions Form. . . . . . .F-1
Exhibit G      Fee Schedule. . . . . . . . . . . . .G-1
Exhibit H      Risk Default Insurance Policy . . . .H-1
Exhibit I      VSI Insurance Policy. . . . . . . . .I-1
Exhibit J      Form of Transferee Letter (Rule 144A
               Transfer) . . . . . . . . . . . . . .J-1
Exhibit K      Form of Transferee Letter (Non-Rule 144A
               Transfer) . . . . . . . . . . . . . .K-1
Exhibit L      Assignment. . . . . . . . . . . . . .L-5
Exhibit M      Form of Trustee Certificate . . . . .M-1
Exhibit N      Appointment of Custodian's Agent. . .N-1

            POOLING AND SERVICING AGREEMENT
             Dated as of September 1, 1996


     This POOLING AND SERVICING AGREEMENT, dated as of September 1, 1996, is made among AEGIS AUTO
FUNDING CORP., a Delaware corporation, as Seller, NORWEST
BANK MINNESOTA, NATIONAL ASSOCIATION, as Backup
Servicer, and NORWEST BANK MINNESOTA, NATIONAL
ASSOCIATION, as Trustee for the Trust.

     WITNESSETH THAT, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders and the other beneficiaries to the extent provided herein:

                       ARTICLE I

                     INTRODUCTION

     Section 1.01.  Definitions.  Whenever used in this
Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     "Accounts" shall mean the accounts and funds identified in
Section 5.01 hereof.

     "Aegis Finance" means Aegis Auto Finance, Inc., a
Delaware corporation, its successors and assigns.

     "Aegis Finance Servicing Agreement" means the Servicing
Agreement dated as of September 1, 1996 among Aegis Finance, the Backup Servicer and the Trustee, and all amendments, modifications and supplements thereto.

     "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

     (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

     (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agreement" means this Pooling and Servicing Agreement executed by the Seller, the Backup Servicer and the Trustee, and all amendments, modifications and supplements thereto.

     "ALFI" means American Lenders Facilities, Inc., a
California corporation, its successors and assigns.

     "Amount Financed" means, with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

     "Annual Percentage Rate" or "APR" means, with respect to a Receivable, the annual rate of finance charges stated in the Receivable.

     "Available Interest Distribution Amount" means, for any Distribution Date, the sum of the following amounts with respect to the preceding Collection Period: (i) that portion of all collections of Scheduled Payments on Receivables allocable to interest; (ii) Liquidation Proceeds and other Recoveries to the extent allocable to interest due on Liquidated Receivables and Defaulted Receivables in accordance with the Servicer's customary servicing procedures; (iii) Risk Default Insurance Proceeds to the extent allocable to interest as determined by the Servicer; and (iv) the Purchase Amount of each Receivable that became a Purchased Receivable during the related Collection Period to the extent attributable to accrued interest thereon; provided, however, that in calculating the Available Interest Distribution Amount the following will be excluded: all payments and proceeds (including Liquidation Proceeds) of any Purchased Receivables the Purchase Amount of which has been included in the Principal Distributable Amount with respect to a prior Distribution Date.

     "Available Principal Distribution Amount" means, for any Distribution Date, the sum of the following amounts with respect to the preceding Collection Period: (i) that portion of all collections of Scheduled Payments and prepayments in full or in part on Receivables allocable to principal; (ii) Liquidation Proceeds and other Recoveries allocable to the principal amount of Liquidated Receivables and Defaulted Receivables in accordance with the Servicer's customary servicing procedures; (iii) Risk Default Insurance Proceeds to the extent not allocable to interest as determined by the Servicer; (iv) amounts deposited in the Collection Account pursuant to Section 3.02(b) in respect of Receivables that became Substitute Receivables during the related Collection Period; and (v) to the extent attributable to principal, the Purchase Amount of each Receivable that became a Purchased Receivable during the preceding Collection Period; provided, however, that in calculating the Available Principal Distribution Amount the following will be excluded: all payments and proceeds (including Liquidation Proceeds) of any Purchased Receivables the Purchase Amount of which has been included in the Principal Distributable Amount with respect to a prior Distribution Date.

     "Backup Servicer" means Norwest Bank Minnesota,
National Association, until any successor Backup Servicer is appointed or succeeds to the duties and obligations of the Backup Servicer hereunder, and thereafter means the Eligible Servicer appointed successor Backup Servicer pursuant to Section 9.02 or 10.02.

     "Backup Servicer Fee" means the fee payable to the Backup
Servicer for services rendered during the respective Collection
Period, determined in accordance with Exhibit G hereto.

     "Bankruptcy Code" means the federal Bankruptcy Code of 1978, as amended, 11 USC SECS 101 through 1330.

     "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the cities in which the principal offices of the Trustee or the Servicer are located, or New York, New York, or Jersey City, New Jersey shall be authorized or obligated by law, executive order, or governmental decree to be closed. Any action required to be taken on a day which falls on a non-Business Day shall be conducted on the next Business Day.

     "Certificate" means any one of the Certificates executed by the Trustee on behalf of the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit A hereto.

     "Certificate Account" means the trust account designated as such, established and maintained pursuant to Section 5.01.

     "Certificate Balance" shall equal, initially, the aggregate
Principal Balance of the Receivables as of the Cutoff Date and, thereafter, the initial Certificate Balance, reduced by all amounts previously distributed to Certificateholders as principal.

     "Certificate Factor" means, with respect to any Distribution Date, a seven-digit decimal figure computed by the Trustee equal to the aggregate Certificate Balance of the Certificates as of such Distribution Date divided by the aggregate Original Certificate Balance of the Certificates.

     "Certificate Owner" means, with respect to any Certificate held in book-entry form, the Person who is the beneficial owner of such Certificate, as reflected on the books of the Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Certificate Register" and "Certificate Registrar" mean the register maintained and the registrar appointed pursuant to Section 7.03.

     "Certificateholder" or "Holder" means the Person in whose name the respective Certificate shall be registered in the Certificate Register, except that, solely for the purposes of giving any approval, consent, waiver, request or demand pursuant to this Agreement, the interest evidenced by any Certificate registered in the name of the Seller, the Servicer, the Backup Servicer, the Trustee or any Affiliate of any of the foregoing shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand shall have been obtained.

     "Certificateholder Statement" means the Statement the form of which is attached hereto as Exhibit B.

     "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" means September 30, 1996.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Collection Account" means the trust account designated as such, established and maintained pursuant to Section 5.01.

     "Collection Period" means, with respect to a Distribution
Date, the calendar month immediately prior to such Distribution Date. Any amount stated "as of the close of business of the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: (1) all applications of collections, and (2) all distributions.

     "Corporate Trust Office" means the office of the Trustee at which its corporate trust business shall be administered, which office at the date of this Agreement shall be 6th Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070,
Attention: Corporate Trust Services --Asset Backed
Administration, or such other address as shall be designated by the Trustee in written notice to the Seller, the Backup Servicer, the Servicer and each Certificateholder.

     "Custodian" means the Person acting as Custodian of the Trust pursuant to Section 3.03 of this Agreement, its successor in interest and any successor custodian.

     "Custodian Files" means the documents specified in Section
3.03(a).

     "Cutoff Date" means September 24, 1996.

     "DCR" means Duff & Phelps Credit Rating Co. or any successors thereto.

     "Dealer" means any licensed or franchised factory-authorized motor vehicle dealer, or affiliate thereof, who sold a Financed Vehicle to an Obligor and who originated the respective
Receivable which was acquired by Aegis Finance.

     "Dealer Recourse" means, with respect to a Receivable, all recourse rights against the Dealer that originated the Receivable, and any successor Dealer.

     "Defaulted Receivable" means any Receivable, other than a Liquidated Receivable, as to which the Obligor became 180 days past due in making Scheduled Payments during the prior Collection
Period.

     "Depository Agreement" means an agreement entered among the Seller, the Trustee and a Clearing Agency, in connection with the issuance of the Certificates in book-entry form.

     "Determination Date" means, with respect to any Distribution Date, the eighth (8th) Business Day of the calendar month of such Distribution Date; provided, however, if such Business Day is later than the eleventh (11th) day of such month, then the Determination Date shall mean the next earlier Business Day which is not later than the eleventh (11th) day of such calendar month.

     "Dissolution" means, with respect to the Seller, bankruptcy, insolvency or dissolution.

     "Distributable Amount" means, on any Distribution Date, the sum of the Interest Distributable Amount and the Principal
Distributable Amount.

     "Distribution Date" means, for each Collection Period, the 20th day of the month following the month in which the Collection Period ends, or if the 20th day is not a Business Day, the next following Business Day, beginning on the Initial Distribution Date.

     "Eligible Account" means a segregated account (except as otherwise permitted with respect to the Lock-Box Account) which may be an account maintained with the Trustee, which is either (a) maintained with an Eligible Institution, or (b) a segregated trust account or similar account maintained with a federally or state chartered depository institution subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R.
SECS 9.10(b).

     "Eligible Institution" means a depository institution or trust company whose long-term unsecured debt obligations are rated at least "A" by each Rating Agency and either "A" by S&P or "A2" by Moody's (provided that, if only one such rating agency rates such institution, such single rating shall suffice).

     "Eligible Investments" means negotiable instruments or securities or other investments (a) which, except in the case of demand or time deposits, investments in money market funds and repurchase obligations, are represented by instruments in bearer or registered form or ownership of which is represented by book entries by a clearing agency or by a Federal Reserve Bank in favor of depository institutions eligible to have an account with such Federal Reserve Bank who hold such investments on behalf of their customers and (b) which evidence:

         (i) direct obligations of, and obligations fully guaranteed as to full and timely payment by, the United
     States of America;

        (ii) demand deposits, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, the short-term unsecured debt obligations of such depository institution or trust company shall have credit ratings from each Rating Agency and either S&P or Moody's in the highest investment category granted by each Rating Agency (and S&P or Moody's, as applicable);

       (iii) commercial paper having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from each Rating Agency and either S&P or Moody's in the highest investment category by each Rating Agency (and S&P or Moody's, as applicable);

        (iv)   bankers' acceptances issued by any
     depository institution or trust company referred to in (ii) above;

         (v) investments in money market funds having the highest investment category from each Rating Agency or, if not rated by each Rating Agency or there is no Rating Agency, either S&P or Moody's (provided that, for purposes of this definition, such investments may include money market funds sponsored by Norwest Bank
     Minnesota, National Association, that have a credit rating from either S&P or Moody's);

        (vi) time deposits (having maturities of not more than 30 days) or notes which are payable on demand by an entity the commercial paper of which has the highest investment category granted by each Rating Agency and either S&P or Moody's; and

       (vii) repurchase obligations with respect to any security described in clause (i) above entered into with a depository institution or trust company (acting as principal) meeting the rating standards described in clause (ii) above.

Any Eligible Investments may be purchased by or through the Trustee or any of its affiliates.

     "Eligible Servicer" means any entity which, at the time of its appointment as Backup Servicer, supervisory servicer, Servicer or subservicer, and for so long as such entity is acting in such capacity, (i) is servicing a portfolio of motor vehicle retail installment sale contracts or motor vehicle loans, (ii) is legally qualified (or is acting through an Affiliate which is legally qualified) and has the capacity to service the Receivables, (iii) has demonstrated the ability to professionally and competently service a portfolio of similar contracts in accordance with industry standards of skill and care, (iv) is qualified and entitled to use, and agrees to maintain the confidentiality of, the software that the Backup Servicer, supervisory servicer, Servicer or a subservicer uses in connection with performing its duties and responsibilities under this Agreement, a supervisory servicing agreement, the Servicing Agreement or a subservicing agreement or obtains rights to use or develops its own software which is adequate to perform its duties and responsibilities under this Agreement, a supervisory servicing agreement, the Servicing Agreement or a subservicing agreement and (v) is approved by the Risk Default Insurer.

     "ERISA" means the Employee Retirement Income Security
Act of 1974, as amended.

     "Event of Backup Servicing Default" with respect to the Backup Servicer means an event specified in Section 10.01.

     "Event of Servicing Default" means an event specified in paragraph VI of the Servicing Agreement.

     "Excess Receipts" means, with respect to any Distribution
Date, the greater of (x) zero and (y) the remaining amount on deposit in the Collection Account after distributions pursuant to
Section 5.06(d)(i) through (iii) have been made.

     "Exchange Act" means the Securities Exchange Act of
1934, as amended.

     "Final Scheduled Distribution Date" means May 20, 2002.

     "Financed Vehicle" means an automobile or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

     "Fitch" means Fitch Investors Service, L.P.

     "Initial Distribution Date" means October 21, 1996.

     "Insurance Policy" means, with respect to a Receivable, any comprehensive, collision, fire and theft insurance policy required to be maintained by the Obligor with respect to the Financed Vehicle, the VSI Insurance Policy, and any credit life and disability insurance maintained by the Obligor or Seller and benefitting the holder of the Receivable.

     "Interest Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Interest Distributable Amount for such Distribution Date plus any outstanding Interest Carryover Shortfall from the previous Distribution Date plus interest on such outstanding Interest Carryover Shortfall, to the extent permitted by law, at the Pass-Through Rate from such preceding Distribution Date through the current Distribution Date, over the amount of interest that the holders of the Certificates actually received on such Distribution Date.

     "Interest Distributable Amount" means, (i) for any
Distribution Date (other than the Initial Distribution Date), one-twelfth of the product of (x) the Pass-Through Rate and (y) the aggregate Certificate Balance as of the close of business on the preceding Distribution Date (after giving effect to any distribution of principal on the Certificates made on such preceding
Distribution Date) and (ii) for the Initial Distribution Date, 1/360th of the product of the Pass-Through Rate and the aggregate
Certificate Balance as of the Closing Date.

     "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind.

     "Liquidated Receivable" means any Receivable, other than a Receivable that first became a Defaulted Receivable, liquidated by the Servicer through sale of the Financed Vehicle or otherwise.

     "Liquidation Proceeds" means the moneys collected during the respective Collection Period on a Liquidated Receivable, whether through foreclosure or otherwise, other than Risk Default Insurance Proceeds, net of the sum of any amounts expended by the Servicer for the account of the Obligor and the expenses incurred in the liquidation.

     "Lock-Box Account" means the account(s) designated as such, established and maintained pursuant to Section 5.01 hereof, into which account shall be deposited only those moneys collected with respect to the Receivables as contemplated herein and moneys collected with respect to other retail installment sales contracts originated or purchased by Aegis Finance or its Affiliates.

     "Lock-Box Account Depository" means Wells Fargo Bank,
N.A., acting as Lock-Box Account Depository hereunder, its successors in interest and any successors appointed pursuant to paragraph IX of the Servicing Agreement.

     "Majority Certificateholders" means Holders of Certificates evidencing not less than 51% of the Voting Interests thereof.

     "Miscellaneous Servicer Collections" means, with respect to a Collection Period, all late charges, extension fees and recoveries of expenses relating to liquidation, repossession and other costs previously incurred by the Servicer.

     "Monthly Servicing Certificate" means the certificate substantially in the form of Schedule B to the Servicing
Agreement.

     "Moody's" means Moody's Investors Service or any successors thereto.

     "Net Loss" means, with respect to a Collection Period, the sum of the Principal Balances of Receivables that became Liquidated Receivables or Defaulted Receivables during such Collection Period, minus Recoveries and Risk Default Insurance Proceeds (to the extent allocable to principal) received in such Collection Period.

     "Obligor" means, with respect to a Receivable, the purchaser or co-purchasers of the Financed Vehicle and/or any other Person who owes payments under such Receivable.

     "Officer's Certificate" means a certificate signed by the chairman of the board, the president, any vice chairman of the board, any vice president, any assistant vice president, any trust officer, the treasurer, the controller or any assistant treasurer or any assistant controller of the Seller, the Trustee, the Servicer, the Custodian or the Backup Servicer, as appropriate.

     "Opinion of Counsel" means a written opinion of counsel who may but need not be counsel to the Seller or Servicer, which counsel shall be acceptable to the Trustee.

     "Optional Purchase Percentage" means 10% of the Original
Pool Balance.

     "Original Certificate Balance" means, as to any Certificate, the initial certificate balance stated on the face of such Certificate.

     "Original Pool Balance" means the initial Principal Balance of all Receivables as of the Cutoff Date.

     "Pass-Through Rate" means 9.00% per annum.

     "Percentage Interest" means, with respect to any Certificate, the percentage ownership interest of such Certificate in the aggregate of amounts distributable hereunder to the Certificates. With respect to any Certificate, the Percentage Interest evidenced thereby shall equal the Original Certificate Balance thereof divided by the aggregate Original Certificate Balance of the Certificates.

     "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     "Plan" shall have the meaning set forth in Section 7.03.

     "Pool Balance" means, as of the day of calculation, the aggregate Principal Balance of the Receivables less Net Losses.

     "Pool Factor" means, as of any Distribution Date, a seven-digit decimal figure equal to the Pool Balance for such Distribution Date divided by the Original Pool Balance.

     "Principal Balance" means, with respect to any Receivable at any time, the Amount Financed minus the sum of (a) the portion of all payments made by or on behalf of the related Obligor and allocable to principal using the Simple Interest Method and (b) the portion of any payment of the Purchase Amount with respect to the Receivable allocable to principal, calculated as of the close of business on the last day of the prior Collection Period (or, prior to the end of the first Collection Period, calculated as of the close of business on the day immediately prior to the Cutoff Date).


     "Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Principal Distributable Amount plus any outstanding Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal that the holders of the Certificates actually received on such Distribution Date pursuant to Section 5.06.

     "Principal Distributable Amount" means, with respect to any Distribution Date the sum of: (i) the portion of all Scheduled Payments allocable to principal (including delinquent payments) collected during the preceding Collection Period on the Receivables, (ii) the principal portion of all prepayments in full or in part received during the preceding Collection Period (without duplication of amounts included in clause (i) above); (iii) the Principal Balance of each Receivable that became a Purchased Receivable during the preceding Collection Period (without duplication of amounts referred to in clauses (i) and (ii) above);
(iv) the Principal Balance of each Receivable that became a Liquidated Receivable during the preceding Collection Period
(without duplication of amounts included in clause (i), (ii) and (iii) above), and (v) the Principal Balance of each Receivable that became a Defaulted Receivable during the preceding Collection
Period (without duplication of amounts included in clause (i), (ii), (iii) and (iv) above); provided, however, that in calculating the Principal Distributable Amount the following will be excluded: all payments and proceeds of any Purchased Receivables the Purchase
Amount of which has been included in the Principal Distributable Amount in a prior Collection Period. Further, with respect to the Distribution Date following the substitution of a Receivable pursuant to Section 3.02, the principal required to be distributed to Certificateholders shall include the difference, if any, between the outstanding Principal Balance of the replaced Receivable and the outstanding Principal Balance of the substitute Receivable.

     "Purchase Agreement" means Purchase Agreement dated as of September 1, 1996 between the Seller, as purchaser, and Aegis
Finance, as seller of the Receivables.

     "Purchase Amount" means the amount, as of the close of business on the last day of a Collection Period, required to prepay in full the respective Receivable under the terms thereof, including the principal amount thereof and interest to the end of the Collection Period.

     "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Seller or by Aegis Finance on behalf of the Seller pursuant to the Purchase Agreement.

     "Rated Certificates" means the Certificates if rated by a Rating Agency at the request of the Seller.

     "Rated Entity" shall mean a Person whose long-term unsecured debt obligations (at the time of the transfer under Section 7.03) are rated within the investment grade categories of either Moody's, S&P, Fitch or DCR.

     "Rating Agency" means each statistical credit rating agency, if any, or its successor, that rates any of the Certificates at the request of the Seller. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee.

     "Receivable" means any retail installment sales contract and security agreement identified on Exhibit C hereto.

     "Record Date" means the last day of the Collection Period preceding a Distribution Date or termination of the Trust.

     "Recoveries" means all amounts received (net of out-of-pocket costs of collection), other than Risk Default Insurance
Proceeds, with respect to Defaulted Receivables and Liquidated
Receivables.

     "Required Deposit Rating" means a rating of an institution which has either short-term deposits of "P-1" by Moody's, or short-term deposits of "A-1+" by S&P, and short-term deposits of "D-1+" by DCR, if rated by DCR; and any requirement that deposits have the "Required Deposit Rating" shall mean that such deposits have the foregoing required ratings first, by DCR, or second, by Moody's or S&P.

     "Reserve Fund" means the fund established and maintained pursuant to Section 5.07 hereof outside of the Trust.

     "Reserve Fund Draw" has the meaning set forth in Section
5.07(f).

     "Reserve Fund Initial Deposit" means $878,068.58, an amount equal to 5.0% of the Principal Balance of the Receivables as of the Cutoff Date, which amount shall be deposited in the Reserve Fund on the date of the initial issuance of the Certificates pursuant to Section 5.07 hereof.

     "Reserve Fund Property" has the meaning specified in
Section 5.07(c).

     "Reserve Requirement" means, as of any Distribution Date, after giving effect to distributions of principal on such date, an amount equal to the greater of:

     (1)  Ten percent (10%) of the Pool Balance; or

     (2)  the lesser of $351,228 and the aggregate Principal
          Balance of the Receivables.

     "Residual Interest" means the right of the Seller to all distributions from, and assets of, the Trust, after payment in full of the fees and expenses of the Backup Servicer, the Servicer, the Trustee and the Custodian and payment in full of the Certificates upon termination of this Agreement.

     "Retention Amount" means the insured's deductible (initially equal to 9.5% of the aggregate insured portion of the Amount
Financed of the Receivables) under the terms of the Risk Default
Policy as described therein.

     "Risk Default Insurance Policy" or "Risk Default Policy" means the insurance policy listed on Exhibit H issued by the Risk
Default Insurer to the Trustee for the benefit of the Trust as named insured thereunder, including all endorsements thereto, the original of which policy and endorsements shall be delivered to the Custodian on or prior to the Closing Date.

     "Risk Default Insurance Proceeds" means the proceeds received by the Trustee, the Backup Servicer, the Servicer, the insured or any other Person under the Risk Default Policy, which proceeds shall include allocations to principal and interest as determined by the Servicer.

     "Risk Default Insurer" means The Connecticut Indemnity
Company, its successors and assigns.

     "Schedule of Receivables" means the list of Receivables annexed hereto as Exhibit C.

     "Scheduled Payment" means the fixed payment required to be made by the Obligor during the respective Collection Period sufficient to fully amortize the Principal Balance under the Simple Interest Method over the term of the Receivable and to provide interest at the applicable APR, including any delinquent payment; provided, however, that "Scheduled Payment" does not include Miscellaneous Servicer Collections.

     "Securities Act" shall have the meaning set forth in Section
7.03.

     "Seller" means Aegis Auto Funding Corp., a Delaware corporation, as the seller of the Receivables to the Trust under this Agreement, and its successors (in the same capacity) pursuant to
Section 8.03.

     "Servicer" means Aegis Finance, as servicer of the Receivables pursuant to the Servicing Agreement or any other
Eligible Servicer acting as servicer pursuant to the Servicing
Agreement in accordance with Section 4.01, as the context may require.

     "Servicer Files" shall have the meaning set forth in Section
3.03(b).

     "Servicing Agreement" means the Aegis Finance Servicing Agreement or another servicing agreement entered into by the Backup Servicer and the Trustee with an Eligible Servicer which shall be substantially in the form of the Aegis Finance Servicing Agreement or such other form as shall be approved by the Majority Certificateholders.

     "Servicing Fee" means the fee payable to the Servicer for services rendered during the respective Collection Period, determined pursuant to the Servicing Agreement.

     "Servicing Officer" means any officer of the Servicer involved in, or responsible for, the administration and servicing of Receivables whose name appears on a list of servicing officers attached to an Officer's Certificate furnished to the Trustee by the Servicer, as such list may be amended from time to time.

     "Simple Interest Method" means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the APR multiplied by the unpaid principal balance multiplied by a fraction the numerator of which is the number of days elapsed since the preceding payment was made and the denominator of which is 365.

     "Simple Interest Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successors thereto.

     "State" means any state of the United States of America, or the District of Columbia.

     "Substitute Receivable" means any replacement Receivable substituted for another Receivable in accordance with Section
3.02(b).

     "Temporary Agent" means American Lenders Facilities,
Inc., as temporary agent for the Custodian.

     "Total Available Distribution Amount" means, for each
Distribution Date, the sum of the Available Interest Distribution
Amount, the Available Principal Distribution Amount and the
Miscellaneous Servicer Collections.

     "Transition Costs" means an amount necessary to reimburse the successor to the Servicer, the Trustee or the Backup Servicer, as the case may be, for reasonable costs and expenses incurred in connection with such transition(s).

     "Trust" means the Aegis Auto Receivables Trust 1996-A created by this Agreement, the estate of which shall consist of the Trust Property.

     "Trust Property" shall have the meaning set forth in Section
2.01(c).

     "Trustee" means the Person acting as Trustee of the Trust under this Agreement, its successor in interest and any successor trustee pursuant to Section 11.10.

     "Trustee Officer" means any vice president or assistant vice president, any assistant secretary, any trust officer or any other officer of the Corporate Trust Department of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Trustee's Certificate" means a certificate completed and executed by the Trustee by a Trustee Officer pursuant to Section
11.02, substantially in the form of, in the case of an assignment to the Seller, Exhibit M.

     "UCC" means the Uniform Commercial Code as in effect from time to time in the relevant jurisdictions.

     "Underwriting Guidelines" means the underwriting guidelines of Aegis Finance with respect to each of its programs, a copy of which is annexed to the Risk Default Insurance Policy.


     "Vendor's Single Interest Physical Damage Insurance
Policy" means the insurance policy listed on Exhibit I issued by the VSI Insurer, including all endorsements thereto.

     "Voting Interests" means the portion of the voting interests of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. Voting
Interests shall be allocated among the Certificates in proportion to their Certificate Balances. Where the Voting Interests are relevant in determining whether the vote of the requisite percentage of the Certificateholders necessary to effect any consent, waiver, request or demand shall have been obtained, the Voting Interests shall be deemed to be reduced by the amount equal to the Voting Interests (without giving effect to this provision) represented by the interests evidenced by any Certificate registered in the name of the Servicer, Aegis Finance, the Seller or any Person known to a Trustee Officer to be an Affiliate of any such foregoing entities, unless such entity owns all affected Certificates.

     "VSI Insurance Policy" means Vendor's Single Interest
Physical Damage Insurance Policy.

     "VSI Insurer" means Guaranty National Insurance
Company.

     Section 1.02. Usage of Terms. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

     Section 1.03.  Record Date.  All references to the Record
Date prior to the first Record Date in the life of the Trust shall be to the Closing Date.

     Section 1.04.  Section References.  Unless otherwise
indicated, all section references shall be to Sections in this Agreement.

                      ARTICLE II

                   CREATION OF TRUST

     Upon the execution by the parties hereto, there is hereby created the Aegis Auto Receivables Trust 1996-A. The situs and administration of the Trust shall be in Minneapolis, Minnesota or in such other city in which the Corporate Trust Office is located from time to time.

     Section 2.01.  Conveyance and Acceptance by Trustee.

          (a) In consideration of the Trustee's delivery of the Certificates to or upon the order of the Seller in an aggregate principal amount equal to the aggregate Principal Balance of the Receivables, the Seller does hereby irrevocably sell, assign, and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders, without recourse (subject to the obligations herein):


         (i) all right, title and interest of the Seller in and to the Receivables identified on Exhibit C, all moneys received thereon on and after the Cutoff Date allocable to principal, and all moneys received thereon allocable to interest accrued from and including the Cutoff Date;

            (ii)    the interest of the Seller in the
         security interests in the Financed Vehicles granted by the Obligors pursuant to the Receivables;

           (iii) the interest of the Seller in any Risk Default Insurance Proceeds and any proceeds from claims on any Insurance Policies (including the VSI Insurance Policy) covering the Receivables, the Financed Vehicles or the Obligors from the Cutoff Date;

            (iv) the right of the Seller to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured a Receivable and have been repossessed by or on behalf of the Trustee;

             (v)    the interest of the Seller in any
         Dealer Recourse relating to the Receivables;

            (vi)    all right, title and interest of the
         Seller in and to the Purchase Agreement; and

           (vii)    the proceeds of any and all of the
         foregoing.

          (b) It is the intention of the Seller and the Trustee that the transfer and assignment of the Seller's right, title and interest in and to the assets identified in clauses (i) through (vii) of Section 2.01(a) (collectively, the "Trust Property") shall constitute an absolute sale by the Seller to the Trustee in trust for the benefit of the Certificateholders. In the event a court of competent jurisdiction were to recharacterize the transfer of the Trust Property as a secured borrowing rather than a sale, contrary to the intent of the Seller and the Trustee, the Seller does hereby grant, assign and convey to the Trustee and the Trust, as security for all amounts payable to the Certificateholders, a security in and lien upon all of its right, title and interest in and to the Trust Property, including all amounts deposited to the Lock-Box Account, the Collection Account and the Certificate Account, said security interest to be effective from the date of execution of this Agreement.

         (c)    The Trustee does hereby accept all
     consideration conveyed by the Seller  pursuant to Section
     2.01(a), and declares that the Trustee shall hold such consideration upon the trusts herein set forth for the benefit of all present and future Certificateholders, subject to the terms and provisions of this Agreement.

         The Trustee and the Certificateholders acknowledge and agree that the Seller is the holder of the Residual Interest and, subject to the terms and provisions of this Agreement, shall be entitled to receive all distributions of Excess Receipts.

                      ARTICLE III

                    THE RECEIVABLES

     Section 3.01.  Representations and Warranties of Seller.

         (a)    The Seller makes the following
     representations and warranties as to the Receivables on which the Trustee relies in accepting the Receivables in trust on the Closing Date and executing and authenticating the Certificates on the Closing Date. Such representations and warranties speak as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Trustee.

             (i)    Characteristics of Receivables.  Each
         Receivable (A) has been originated in the United States of America by Aegis Finance or a Dealer for the retail sale of a Financed Vehicle in the ordinary course of Aegis Finance's or such Dealer's business, has been fully and properly executed by the parties thereto, and, if originated by a Dealer, has been purchased by Aegis Finance from such Dealer or has been financed for such Dealer under an existing agreement with Aegis Finance, (B) has created a valid, subsisting and enforceable first priority security interest in favor of Aegis Finance or the Dealer in the Financed Vehicle, which security interest, (1) if in favor of the Dealer, has been assigned by the Dealer to Aegis Finance, (2) in either case has been duly assigned by Aegis
         Finance to the Seller, and (3) has been assigned by the Seller to the Trustee, (C) is covered by the VSI Insurance Policy and the Risk Default Insurance Policy, (D) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security and (E) provides for level monthly payments (provided that the payment in the first or last month in the life of the Receivable may be different from the level payment) that fully amortize the Amount Financed over an original term of no greater than 60 months and yield interest at the Annual Percentage Rate.

            (ii)    Schedule of Receivables.  The
         information set forth in Exhibits C and E hereto is true, complete and correct in all material respects as of the opening of business on the Cutoff Date, and no selection procedures adverse to the Certificateholders have been utilized in selecting the Receivables.

           (iii)    Compliance With Law.  Each
         Receivable and the sale of each Financed Vehicle
         (A) complied at the time it was originated or made and at the Closing Date complies in all material respects with all requirements of applicable federal, State and local laws and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal
         Trade Commission Act, the Magnuson-Moss
         Warranty Act, the Federal Reserve Board's
         Regulations B and Z, State adaptations of the National Consumer Act and of the Uniform
         Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws and (B) does not contravene any applicable contracts to which Aegis Finance is a party and no party to such contract is in violation of any applicable law, rule or regulation which is material to the Receivable or the sale of the Financed Vehicle.

            (iv)    Binding Obligation.  Each Receivable
         represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms.

             (v)    No Government Obligor.  None of
         the Receivables is due from the United States of America or any State or local government or from any agency, department or instrumentality of the United States of America or any State or local government.

            (vi) Security Interest in Financed Vehicle. Immediately prior to the assignment and transfer thereof, each Receivable is secured by a validly perfected first priority security interest in the related Financed Vehicle in favor of the Seller as secured party or all necessary and appropriate actions have
         been commenced that would result in the valid
         perfection of a first priority security interest in the Financed Vehicle in favor of the Seller as the secured party.  The Seller has caused each
         certificate of title (or copy of an application for title), or such other document delivered by the state title registration agency evidencing the security interest in each Financed Vehicle, to be delivered to the Custodian pursuant to Section 3.03 hereof,
         together with a power of attorney, duly executed by
         Aegis      Finance in favor of the Trustee,
         which powers of attorney are sufficient to change the lien holder on the certificate of title with respect to a Financed Vehicle.

           (vii)    Receivables in Force.  No Receivable
         has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

          (viii)    No Waiver.  No provision of a
         Receivable has been waived, impaired, altered or modified in any respect except in accordance with the Servicing Agreement, the substance of which is reflected in the Schedule of Receivables contained in the Purchase Agreement as it relates to the information included thereon.

            (ix)    No Amendments.  No Receivable has
         been amended such that either the original
         Scheduled Payment has been decreased or the number of originally scheduled due dates has been increased except as permitted under the terms of the Risk Default Policy covering such Receivable.

             (x)    No Defenses.  No right of rescission,
         setoff, recoupment, counterclaim or defense has been asserted or threatened with respect to any Receivable.

            (xi)    No Liens.  No Liens or claims have
         been filed for work, labor or materials relating to a Financed Vehicle that are Liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Obligor pursuant to the Receivable.

           (xii)    No Default.  Except for payment
         delinquencies continuing for a period of not more than thirty (30) days as of the Cutoff Date for any Receivable, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any such Receivable has arisen; and the Seller has not waived any of the foregoing. As of the Closing Date, the Seller has no knowledge of any facts regarding any particular Receivable indicating that such Receivable would not be paid in full.

          (xiii)    Insurance.  Each Receivable is
         covered, as of the Closing Date, and throughout the shorter of the term of the Trust or the term of the Receivable, under the VSI Insurance Policy and the Risk Default Insurance Policy, and each such insurance policy is valid and remains in full force and effect. Aegis Finance, in accordance with its customary procedures, has required that each Obligor obtain, and has determined that each Obligor has obtained, physical damage insurance covering the Financed Vehicle as of the date of execution of the Receivable insuring repair or replacement of such Financed Vehicle subject to a deductibility not in excess of $500.

           (xiv) Title. It is the intention of the Seller that the transfer and assignment of the Receivables from the Seller to the Trust herein contemplated be treated as an absolute sale for financial accounting purposes, and that the beneficial interest in and title to the Receivables not be part of the property of the Seller for any purpose under state or federal law.
         No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Trustee. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens and rights of others and, immediately upon the transfer thereof, the Trustee for the benefit of the Certificateholders will have good and marketable title to each Receivable, free and clear of all Liens and rights of others; and the transfer has been validly perfected under the UCC.

            (xv)    Lawful Assignment.  No Receivable
         has been originated in, or is subject to the laws of, any jurisdiction under which the pledge, transfer and assignment of such Receivable under this Agreement or pursuant to transfers of the Certificates is or shall be unlawful, void or voidable.

           (xvi)    All Filings Made.  All filings
         (including, without limitation, UCC filings) necessary in any jurisdiction to give the Trustee a first perfected ownership interest in the Receivables have been made.

          (xvii)    One Original.  There is only one
         original executed copy of each Receivable.

         (xviii)    Maturity of Receivables.  Each
         Receivable had an original term to maturity of not more than 60 months; the weighted average original term to maturity of the Receivables was 54.48 months as of the Cutoff Date while the weighted average remaining term to maturity as of the Cutoff Date for such Receivables was 54.40 months; the remaining term to maturity of each Receivable was 60 months or less as of the Cutoff Date.

           (xix)    Scheduled Payments.  Each
         Receivable has a next scheduled payment due date on or prior to November 24, 1996; no Receivables had a payment that was more than 30 days overdue as of the Cutoff Date; and each Receivable has a final scheduled payment due no later than the Final Scheduled Distribution Date.

            (xx)    Monthly Payments.  Each Receivable
         provides for level monthly payments (provided that the payment in the first or last month in the life of the Receivable may be minimally different from such level payment) which fully amortize the amount financed over the original term; provided, however, that the Risk Default Policy provides that loan extensions will be allowed, subject to no more than one extension during each twelve (12) months in the Receivable's term.

           (xxi)    Outstanding Principal Balance;
         Annual Percentage Rate. Each Receivable had an outstanding Principal Balance as of the Cutoff Date of at least $3,911.50; and no Receivable has an outstanding Principal Balance in excess of $36,505.52. As of the Cutoff Date, the weighted average APR of the Receivable was 20.06% per annum.

          (xxii)    Financing.  Each Receivable
         represents a Simple Interest Receivable.

         (xxiii)    Bankruptcy Proceeding.  No
         Receivable as of the Cutoff Date is noted in Aegis
         Finance's or the Seller's records as a dischargeable debt under a bankruptcy proceeding.

          (xxiv)    Chattel Paper, Valid and Binding.
         Each Receivable constitutes "chattel paper" under the UCC, and is the legal, valid and binding obligation of the Obligor thereunder in accordance with the terms thereof.

           (xxv) States of Origination. At the time of origination, each Receivable was originated in one of the following states, which are the only states in which the Receivables were originated: Alabama, Arizona, Colorado, Connecticut, Delaware, Florida, Georgia, Illinois, Indiana, Kansas, Kentucky, Louisiana, Maryland, Michigan, Mississippi,
         Missouri, Nevada, New Jersey, New Mexico, New
         York, North Carolina, Ohio, Pennsylvania, South Carolina, Tennessee, Texas, Virginia and West Virginia.

          (xxvi)    Age of Financed Vehicles.
         Approximately 5.57% of the Receivables relate to new Financed Vehicles and approximately 94.43% of the Receivables relate to used Financed Vehicles.


         (xxvii)    No Future Advances.  The full
         principal amount of each Receivable has been advanced to each Obligor or advanced in accordance with the directions of each such Obligor, and there is no requirement for future advances thereunder. The Obligor with respect to the Receivable does not have any options under such Receivable to borrow from any person additional funds secured by the Financed Vehicle. Each Receivable as of the Closing Date is secured by the related Financed Vehicle.

            (xxviii)     Underwriting Guidelines.  Each
         Receivable has been originated in accordance with the applicable Underwriting Guidelines of Aegis Finance in effect at the time of origination and in accordance with underwriting guidelines acceptable to the Risk Default Insurer. Such guidelines include but are not limited to the following:

                    (A)  the purchase of the Financed
               Vehicle by the Obligor, at the time of
               funding of the Receivable, was affordable to the Obligor based upon Aegis Finance's existing Underwriting Guidelines with respect to discretionary income; and

                    (B)  at the time of funding of the
               Receivable, the Financed Vehicle was
               purchased from, and the Receivable
               originated by, a Dealer located in one of the states specified in paragraph (xxv) above.

          (xxix)    Financed Vehicle in Good Repair.
         To the best of the Seller's knowledge, each Financed Vehicle is in good repair and working order.

           (xxx)    Principal Balance.  No Receivable
         has a Principal Balance which includes capitalized interest, physical damage insurance or late charges.

          (xxxi)    Servicing.  At the Cutoff Date, each
         Receivable was being serviced by the Servicer.

         (xxxii)    Eligible Loan.  Each Receivable
         constitutes an "Instrument" and each Financed Vehicle constitutes "Eligible Collateral" as defined in and for purposes of the Risk Default Insurance Policy. Neither the insured under the Risk Default Insurance Policy nor any Person acting on behalf of such insured has concealed or misrepresented any material facts or circumstances regarding any matter that would serve as a basis for the Risk Default Insurer to void the Risk Default Insurance Policy.

            (xxxiii)     Original Principal Amount.   The
         original principal amount of each Receivable (A) originated under the original "Zero Down" and the "Reduced Income" programs, was not more than (1) in the case of new Financed Vehicles, the lower of
         (x) 105% of the manufacturer's suggested retail price plus rebatable premiums on cancelable items and (y) 120% of the manufacturer's suggested retail price or (2) in the case of used Financed Vehicles, the lower of (x) 105% of the retail value of the Financed Vehicle at the time of origination of the Receivable as set forth in the Kelley "Blue Book" for the appropriate region plus rebatable premiums on cancelable items and (y) 120% of such Kelley "Blue Book" retail value; (B) originated under the "First Time Buyer" program, was not more than (1) in the case of new Financed Vehicles, 95% of the manufacturer's suggested retail price plus rebatable premiums on cancelable items of up to 15% of the manufacturer's suggested retail price or (2) in the case of used Financed Vehicles, 95% of the retail value of the Financed Vehicle at the time of origination of the Receivable as set forth in the Kelley "Blue Book" for the appropriate region plus rebatable premiums on cancelable items of up 15% of the manufacturer's suggested retail price and (C) originated under the "Military Program" was not more than 105% of the manufacturer's suggested retail price or, in the case of used Financed Vehicles, 105% of the Kelley "Blue Book" retail value. Calculations made with respect to the percentages referenced above are rounded to the nearest whole percentage point.

         (xxxiv)    No Proceedings.  There are no
         proceedings or investigations pending or, to the best knowledge of the Seller, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its respective properties: (A) asserting the invalidity of any of the Receivables; (B) seeking to prevent the enforcement of any of the Receivables; or (C) seeking any determination or ruling that might materially and adversely affect the payment on or enforceability of any Receivable.

          (xxxv)    Licensing.  With respect to each
         Receivable originated in the State of Pennsylvania, the Trust, the Seller, Aegis Finance and each prior holder of any such Receivable were each properly licensed under applicable Pennsylvania laws and regulations during the respective times the Trust, the Seller, Aegis Finance and each prior holder of any such Receivable held such Receivable, except where the failure to be so licensed would not have a material adverse effect on the ability of the Trust to collect principal or interest payments on such Receivable or to realize upon the Financed Vehicle underlying any such Receivable in accordance with the terms thereof.

         (xxxvi)    State Concentrations.  The forms of
         retail installment sales contract used by Aegis Finance in each of Florida, Georgia, North Carolina and Texas have not been changed since September
         12, 1996.  The percentage of the aggregate
         Principal Balance of the Receivables originated in each of the foregoing states is as follows:

                    Florida             20.14%
                    Georgia             14.22%
                    North Carolina      11.86%
                    Texas                    12.98%

         As of the Closing Date, no other state represented more than five percent (5%) of the aggregate Principal Balance of the Receivables. After giving effect to the substitution of Substitute Receivables and the release of all funds from the escrow account established on the Closing Date pursuant to a separate agreement, no more than eight percent
         (8%) of the original aggregate Principal Balance of the Receivables will have been originated in any one state.

         (b) The Seller makes the following additional representations, warranties and covenants on which the Trustee relies in accepting the Receivables in trust on the Closing Date and executing and authenticating the Certificates on the Closing Date, which representations, warranties and covenants shall survive the Closing Date.


         (i) Location of Servicer Files. The Servicer Files are kept at the location or locations listed in Exhibit D hereto, with the exception of (A) the original certificates of title or other documents under applicable state laws evidencing the security interest of Aegis Finance in the Financed Vehicles, and (B) the original Receivables, which documents shall be kept at an office of the Custodian.

               (ii) Evidence of Security Interest.  On the
         Closing Date, the Seller shall deliver or cause to be delivered to the Custodian or the Temporary Agent
         (A) an original certificate of title or (B) if the applicable state title registration agency does not deliver certificates of title to lienholders, such other document under applicable state laws evidencing the security interest of Aegis Finance in the Financed Vehicle, or (C) a guarantee of title or a copy of an application for title if no certificate of title or other evidence of the security interest in the Financed
         Vehicle has yet been issued, for each Financed
         Vehicle relating to each Receivable sold, transferred, assigned and conveyed hereunder;
         provided, however, that any original certificate of title or other document under applicable law evidencing the security interest of Aegis Finance in the Financed Vehicle not so delivered on the Closing Date, due to the fact that such certificate of title or other document has not yet been issued by a state title registration agency and delivered to the Seller as of such date, shall be delivered by the Seller to the Custodian within one hundred fifty
         (150) days after the Closing Date, or such later date permitted by the Majority Certificateholders (or, if the Certificates have been rated, by each Rating
         Agency) in accordance with Section 3.03(a);
         provided, further, that failure to so deliver any original certificate of title or other document evidencing the security interest of Aegis Finance in the Financed Vehicle to the Trustee shall be deemed to be a breach by the Seller of its representations and warranties contained in this Section 3.01, and such occurrence shall constitute a breach pursuant to Section 3.02.

          Section 3.02.  Repurchase or Substitution Upon
     Breach.

          (a)   The Seller, the Backup Servicer or the
     Trustee, as the case may be, shall inform the other parties to this Agreement and each Certificateholder promptly, in writing, upon its discovery of (i) any breach of the Seller's representations and warranties made pursuant to Section 3.01(a), or of Aegis Finance's representations and warranties made pursuant to Section 3.01(b) of the Purchase Agreement, or (ii) the failure of the Seller to deliver original certificates of title or other documents evidencing the security interest of Aegis Finance in the Financed Vehicle pursuant to Section 3.01(b) and 3.03. Neither the Backup Servicer nor the Trustee has any duty to investigate or determine the existence of any breach or non-delivery except as specified herein. Unless (i) the breach shall have been cured by the thirtieth day following the discovery thereof by the Trustee or receipt by the Trustee of notice from the Seller, the Servicer or the Backup Servicer of such breach, or (ii) the non-delivery shall have been cured by the seventh Business Day following receipt by an officer of the Seller of notice from the Trustee by certified mail, the Seller shall repurchase each Receivable (x) to which such breach relates by the fifth Business Day following such 30 day cure period or (y) relating to the non-delivery by the fifth Business Day following such seven day cure period. Concurrently therewith, the Seller shall cause Aegis Finance to repurchase such Receivable pursuant to the Purchase
     Agreement for the Purchase Amount. In consideration of the purchase of the Receivable, the Seller shall remit or cause Aegis Finance to remit the Purchase Amount to the Trustee for application in the manner specified in Section
     5.05.  For purposes of this Section 3.02, the Purchase
     Amount of a Receivable which is not consistent with the warranty pursuant to Section 3.01(a)(i)(E) shall include such additional amount as shall be necessary to provide the full amount of principal and interest as contemplated therein.

          (b) The foregoing notwithstanding, the Seller shall also have the option of substituting, within the five Business Day period following the applicable cure period, one or more replacement Receivables conforming to the requirements hereof (a "Substitute Receivable") for any breach or failing Receivable instead of repurchasing such Receivable, provided any such substitution occurs within ninety (90) days of the Closing Date. It shall be a condition of any such substitution that (i) the outstanding Principal Balance of the Substitute Receivables as of the date of substitution shall be less than or equal to the outstanding Principal Balance of the replaced Receivable as of the date of substitution; provided that an amount equal to the difference, if any, between the outstanding Principal Balance of the replaced Receivable and the outstanding Principal Balance of the Substitute Receivable shall be deposited into the Collection Account and shall be applied to repay the outstanding Principal Balance of the Certificates on the next Distribution Date; (ii) the remaining term to maturity of the Substitute Receivable shall not be greater than that of the replaced Receivable;
     (iii) the Cutoff Date with respect to the Substitute Receivable shall be deemed to be the first day of the month in which the substitution occurs; (iv) the Substitute Receivable otherwise shall satisfy the conditions of Section 3.01(a) and (b) hereof (and the Seller shall be deemed to make all representations and warranties contained in Sections 3.01(a) and (b) hereof with respect to the Substitute Receivable as of the date of substitution); (v) the Seller shall have delivered to the Purchaser and the Trustee all of the documents specified in Section 3.03(a) hereof with respect to the Substitute Receivable on or before the date of substitution.

          (c)  The Seller agrees to repurchase at the
     Purchase Amount on each Distribution Date, commencing with the Distribution Date occurring in December 1996, any Receivable for which, through the end of the related Collection Period, either of the first two Scheduled Payments was not paid within forty-five (45) days of the due date for such Scheduled Payment.

          (d) The sole remedy of the Trustee, the Trust or the Certificateholders with respect to a breach of representations and warranties of the Seller pursuant to
     Section 3.01(a), or a breach of representations and warranties of Aegis Finance pursuant to Section 3.01(b) of the Purchase Agreement, or non-delivery of certificates of title pursuant to Section 3.01(b) and 3.03, or failure by an Obligor to make the first or second Scheduled Payments as set forth above, shall be to require the Seller to repurchase or substitute for the Receivables pursuant to this Section
     3.02 and to enforce Aegis Finance's obligation to repurchase such Receivables pursuant to the Purchase Agreement.

     Section 3.03.  Custody of Documents.

          (a) To assure uniform quality in servicing the Receivables, to reduce administrative costs and to perfect the security interest conveyed by the Seller to the Trustee and the Trust pursuant to this Agreement in the Trust Property, the Trustee, upon the execution and delivery of this Agreement, is hereby irrevocably appointed as Custodian of the following documents or instruments, which are hereby delivered to the Custodian or the Temporary Agent with respect to each Receivable:

             (i)    The original of the Receivable and
         any amendments thereto;

            (ii) The original certificate of title or, if the applicable state title registration agency does not issue certificates of title to lienholders, such other document under applicable state laws evidencing the security interest of Aegis Finance in the Financed Vehicle, or a guarantee of title or a copy of an application for title if a certificate of title or other document evidencing the security interest in the Financed Vehicle has not yet been issued;

           (iii)    The original Risk Default Insurance
         Policy and a copy of the VSI Insurance Policy (including all endorsements thereto), including endorsements confirming insurance thereunder (as reflected on master lists of insured Receivables annexed to such endorsements) regarding each Receivable covered thereby and, with respect to the VSI Insurance Policy, an endorsement naming the Trustee as an additional insured thereunder;

            (iv)    Such other documents as may be in
         existence evidencing the security interest of Aegis
         Finance in the Financed Vehicle; provided, however, that the Trustee has no obligation to determine the existence or necessity for such other documents.

         Each document identified in paragraphs (i) through
(iv) above and delivered to the
     Temporary Agent shall be delivered to the Custodian no later than October 15, 1996.

         The following documents shall be delivered to the Custodian within 30 days of the Closing Date:

             (v)    File-stamped copies of the UCC-1
         financing statements filed pursuant to this Agreement.

         Items (a)(i), (ii), (iii) and (iv) shall be referred to collectively as the "Custodian Files."

         The Custodian shall review the Custodian Files (A) within 30 days after the Closing Date to verify that all guarantees of title and all applications for title have been replaced by either an original certificate of title or other documents delivered by a state title registration agency evidencing the security interest of Aegis Finance in the Financed Vehicle, and (B) within 30 days after the Closing
     Date to verify that an original installment sale contract is present for each Receivable and that each Receivable is covered by an endorsement to the Risk Default Policy confirming insurance thereunder. The Custodian shall immediately deliver written notice by certified mail to the Seller and Aegis Finance if any such document is missing or has not been delivered to the Custodian. With respect to Receivables for which the original certificates of title or other documents evidencing the security interest of Aegis Finance in the Financed Vehicle have not been delivered within 30 days after the Closing Date, the Custodian shall review the related Custodian Files every thirty days thereafter to determine whether or not such documents have been delivered, and shall promptly notify the Seller, on a monthly basis, if any such documents have not been delivered as of the date of such notice. The Custodian shall deliver written notice to each Rating Agency and the Certificateholders if any original certificate of title or other document evidencing the security interest of Aegis Finance in the Finance Vehicle has not been delivered to the Custodian within 150 days after the Closing Date. Such notice shall confirm whether or not a guaranty of title or an application for title has been delivered to the Custodian with respect to the related Receivable.

           With respect to Receivables for which the original retail installment sale contract has not been delivered to the Custodian in accordance with this Section 3.03(a), the Seller shall cause Aegis Finance to deliver the missing documents within seven (7) Business Days of receipt of such notice or repurchase such Receivables pursuant to
     Section 3.02 hereof. With respect to Receivables for which original certificates of title or other documents evidencing the security interest of Aegis Finance in the Financed
     Vehicle have not been delivered to the Custodian within 150 days of the Closing Date, the Seller shall cause Aegis Finance to deliver such within such period of time as determined by the Majority Certificateholders (or, if the Certificates have been rated, by each Rating Agency) (after receipt of notice as described in the preceding paragraph) or repurchase the Receivables pursuant to Section 3.02 hereof. Other than the reviews set forth in this paragraph, the Custodian shall have no duty or obligation to review any of the Custodian Files.

         (b) The Seller shall deliver to the Servicer for custody pursuant to the Servicing Agreement the documents and instruments described in Paragraph III.B.3. of the Servicing Agreement (collectively, the "Servicer Files").

         (c)  The Custodian agrees to maintain the
     Custodian Files at the offices of the Custodian as shall from time to time be identified to the Trustee by written notice. Subject to the foregoing, the Trustee may temporarily move individual Custodian Files or any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures.

         The Custodian shall have and perform the following powers and duties:

             (i)    hold the Custodian Files for the
         benefit of all present and future Certificateholders, maintain accurate records pertaining to each Receivable to enable it to comply with the terms and conditions of this Agreement and maintain a current inventory thereof;

            (ii)    carry out such policies and
         procedures in accordance with its customary actions with respect to the handling and custody of the Custodian Files so that the integrity and physical possession of the Custodian Files will be maintained; and

           (iii)    promptly release the original
         certificate of title to the Servicer upon receipt of a written request for release of documents certified by an officer of the Servicer, substantially in the form of Schedule C to the Servicing Agreement, with respect to the matters therein.

         (d) Notwithstanding anything to the contrary herein, the Custodian is authorized and directed to appoint American Lenders Facilities Inc. ("ALFI") as its agent (the "Temporary Agent") to accept delivery of and temporarily maintain custody of the Custodian Files and to perform such other duties of the Custodian hereunder as are specified in the instrument or agreement appointing such agent, a copy of which shall be annexed hereto as Exhibit N. Delivery of documents to the Temporary Agent at the address designated by the Temporary Agent in writing shall be deemed to be delivery to the Custodian at the Corporate Trust Office for all purposes of this Agreement.

     Section 3.04.  Duties of Custodian.

         (a) Safekeeping. The Trustee, as Custodian, shall hold the original Receivables and original certificates of title at the Corporate Trust Office, for the use and benefit of all present and future Certificateholders. In performing its duties the Custodian will comply with all applicable state and federal laws and will exercise that degree of skill and care consistent with the same degree of skill and care that the Custodian exercises with respect to similar motor vehicle loans held by the Custodian and that is consistent with prudent industry standards, and will apply in performing such duties and obligations, those standards, policies and procedures consistent with the same standards, policies and procedures the Custodian applies with respect to similar motor vehicle loans or motor vehicle retail installment sale contracts which the Custodian serves as custodian or in a similar capacity.

         (b)  Maintenance of and Access to Records.
     Subject to Section 3.03(c), the Custodian shall maintain the Custodian Files at the Corporate Trust Office or at such other office as shall be specified to the Trustee by written notice not later than 90 days after any change in location. The Custodian shall make available to the Servicer and the Certificateholders or their duly authorized representatives, attorneys or auditors a list of locations of the Custodian Files, and the related accounts, records and computer systems maintained by Custodian at such times as the Servicer or the Majority Certificateholders shall instruct.

         (c)  Release of Documents.  In addition to
     releasing certificates of title pursuant to Section 3.03(c)(iii) upon receipt of written instructions from the Servicer in the form of Schedule C to the Servicing Agreement, the Custodian shall release any Custodian File to the Servicer, the Servicer's agent or the Servicer's designee, as the case may be, at such place or places as the Servicer may designate, as soon as practicable.

     Section 3.05.  Instructions; Authority to Act.  The
Custodian shall be deemed to have received proper instructions with respect to the Custodian Files upon its receipt of written instructions from the Servicer in the form of Schedule C to the Servicing Agreement.

     Section 3.06.  Custodian Fees; Indemnification.

         (a) In consideration for services rendered as Custodian, the Custodian shall be paid the Custodian fees specified in Exhibit G.

         (b) The Seller shall indemnify the Custodian for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever, including reasonable fees and expenses of counsel, that may be imposed on, incurred or asserted against the Custodian as the result of any improper act or omission by the Seller or the Temporary Agent or alleged improper act or omission by the Seller or the Temporary
     Agent in any way relating to the maintenance and custody by the Custodian or the Temporary Agent of the Custodian Files; provided, however, that the Seller shall not be liable for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Custodian.

     Section 3.07.  Effective Period and Termination.  The
Trustee's appointment as Custodian shall become effective as of the Closing Date and shall continue in full force and effect until the Trustee resigns or is removed pursuant to Section 11.09. As soon as practicable after any termination of such appointment, the Custodian shall deliver the original documents identified in Section
3.03 to the successor Custodian at such place or places as the successor Custodian may reasonably designate.

                      ARTICLE IV

      ADMINISTRATION AND SERVICING OF RECEIVABLES

     Section 4.01.  Servicing Duties.

         (a)  On or before the Closing Date, the Backup
     Servicer and the Trustee will enter into the Aegis Finance Servicing Agreement with Aegis Finance pursuant to which Aegis Finance shall act as Servicer with respect to the Receivables. Any Servicer shall be, and shall remain, for so long as it is acting as Servicer, an Eligible Servicer. The Backup Servicer shall review each Monthly Servicing Certificate required to be provided by the Servicer pursuant to paragraph III.B.6 of the Servicing Agreement and shall notify the Trustee, each Rating Agency and each Certificateholder of any discrepancy in such Monthly Servicing Certificate which cannot be corrected in accordance with paragraph III.B.6 of the Servicing Agreement.

         (b) In the event of termination of the rights and obligations of the Servicer under the Servicing Agreement, the Backup Servicer shall, in accordance with paragraph VI of the Servicing Agreement, act as Servicer of the Receivables by assuming such rights and obligations under the Servicing Agreement unless a successor Servicer, other than the Backup Servicer, is appointed by the Trustee under the Servicing Agreement; provided, however, that the Backup Servicer shall not be liable for any acts, omissions or obligations of the Servicer prior to such succession or for any breach by the Servicer of any of its representations and warranties contained in the Servicing Agreement or in any related document or agreement.

         (c)  Any Servicing Agreement that may be
     entered into and any other transactions or servicing arrangements relating to the Receivables and the other
     Trust Property involving a Servicer in its capacity as such shall be deemed to be for the benefit of the Trust, the Trustee and the Certificateholders.

         (d) Other than the duties specifically set forth in this Agreement and the Servicing Agreement, the Backup Servicer shall have no obligation hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer. The duties and obligations of the Backup Servicer shall be determined solely by the express provisions of this Agreement and the Servicing Agreement and no implied covenants or obligations shall be read into this Agreement against the Backup Servicer.

     Section 4.02.  Resignation of Backup Servicer.  The
Backup Servicer may resign from the obligations and duties imposed on it under this Agreement and the Servicing Agreement as Backup Servicer, and shall resign at any time when it ceases to be an Eligible Servicer, by giving written notice of such resignation to the Trustee and the Certificateholders; provided, however, that (a) at least 45 days prior to such resignation the Backup Servicer shall have notified the Rating Agency, in writing, of (i) its intention to resign and (ii) the identity of the proposed successor Backup Servicer, and (b) each Rating Agency shall have, within a reasonable time thereafter, notified the Backup Servicer of its approval of such proposed successor Backup Servicer, which approval shall not be unreasonably withheld by each Rating
Agency. No such resignation shall become effective until a successor Backup Servicer that is an Eligible Servicer acceptable to the Majority Certificateholders shall have assumed the responsibilities and obligations of the Backup Servicer in accordance with Section 10.02; provided however, if a successor Backup Servicer has not assumed the responsibilities and obligations of the Backup Servicer within 30 days after such resignation, the Backup Servicer may petition a court of competent jurisdiction for its removal.

     In the event the Backup Servicer shall for any reason no longer be acting as such (including by reason of resignation as set forth in this Section 4.02 or an Event of Backup Servicing Default as specified in Section 10.01), the successor Backup Servicer shall thereupon assume all of the rights and obligations of the outgoing Backup Servicer under the Servicing Agreement. In such event, the successor Backup Servicer shall be deemed to have assumed all of the Backup Servicer's interest therein and to have replaced the outgoing Backup Servicer as a party to the Servicing Agreement to the same extent as if the Servicing Agreement had been assigned to the successor Backup Servicer, except that the outgoing Backup Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Backup Servicer to the Servicer under such Servicing Agreement to the extent such obligations or liabilities arose prior to the assumption by the successor Backup Servicer of the obligations of the Backup Servicer thereunder. The outgoing Backup Servicer shall, upon request of the Trustee, deliver to the successor Backup Servicer all documents and records relating to the Servicing Agreement and the Receivables and otherwise use its reasonable efforts to effect the orderly and efficient transfer of the Servicing Agreement to the successor
Backup Servicer.

     Section 4.03. Covenant of Backup Servicer. The Backup Servicer shall promptly notify the Trustee of the occurrence of any Event of Backup Servicing Default or Event of Servicing Default of which it has obtained actual knowledge and any breach by the Backup Servicer or the Seller of any of its respective covenants or representations and warranties contained in this Agreement.

     Section 4.04. Servicing Fees. The total servicing fees payable on each Distribution Date to the Backup Servicer and the Servicer shall equal the Backup Servicer Fee and the Servicing Fee, respectively. Any proposed increase in the Backup Servicer Fee or the Servicing Fee due to the assumption of duties hereunder or under the Servicing Agreement by a successor Backup Servicer or successor Servicer shall be approved by the Seller, each Rating Agency and the Majority Certificateholders. The Backup Servicer shall also be entitled to any reimbursement pursuant to Section
9.03. Any Servicing Fee payable to the Servicer hereunder or pursuant to the Servicing Agreement shall be paid to the Servicer and/or to one or more subservicers as the servicer may from time to time direct in writing to the Trustee.

     Section 4.05. Costs and Expenses. All reasonable out-of-pocket costs and expenses incurred by the Backup Servicer in carrying out its duties as Backup Servicer hereunder, including all out-of-pocket fees and expenses not expressly stated hereunder to be for the account of the Trust or the Seller, shall be paid or caused to be paid by the Backup Servicer, and the Backup Servicer shall be entitled to reimbursement therefor hereunder. Nothing in this Section 4.05 shall be construed to limit the compensation to be paid to or retained by the Backup Servicer pursuant to Section
4.04.

     Section 4.06.  Standard of Care.  In managing,
administering, servicing and making collections on the Receivables, and in performing its obligations under the Servicing Agreement after succeeding as Servicer thereunder, the Backup Servicer will exercise that degree of skill and care consistent with the same degree of skill and care that the Backup Servicer exercises with respect to similar motor vehicle loans owned and/or serviced by the Backup Servicer and that is consistent with prudent industry standards, and will apply in the management, administration, servicing and collection of the Receivables and in the administration and enforcement of the Insurance Policies relating to the Receivables, those standards, policies and procedures consistent with the best standards, policies and procedures the Backup Servicer applies with respect to similar motor vehicle loans owned or serviced by it, and, to the extent not inconsistent with the foregoing, to exercise that degree of skill and care it uses in servicing assets held for its own account; provided, however, that notwithstanding the foregoing, the Backup Servicer shall not, except pursuant to a judicial order from a court of competent jurisdiction, or as otherwise required by applicable law or regulation, release or waive the right to collect the unpaid balance on any Receivable and provided, further, that the Backup Servicer shall not amend or modify any Receivable, unless a default with respect to such Receivable has occurred or is, in the judgment of the Backup Servicer, imminent. In performing its duties and obligations hereunder or under the Servicing
Agreement, in the event there is no Servicer managing, administering, servicing or making collections on the Receivables and administering and enforcing the Insurance Policies relating to the Receivables, the Backup Servicer shall comply with all applicable federal and state laws and regulations, shall maintain all state and federal licenses and franchises necessary for it to perform its servicing responsibilities hereunder and thereunder, and in such event it shall exercise the same degree of skill and care it uses in managing, administering, servicing and making collection on the Receivables and administering and enforcing the Insurance Policies in its capacity as Backup Servicer hereunder, and shall not impair the rights of the Trust or the Certificateholders in the Trust Property.

                       ARTICLE V

               DISTRIBUTIONS; ACCOUNTS;
           STATEMENTS TO CERTIFICATEHOLDERS

     Section 5.01.  Accounts.

         (a)  The Trustee shall establish the Collection
     Account and the Certificate Account in the name of the Trustee for the benefit of the Certificateholders. The Collection Account and the Certificate Account shall be segregated trust accounts established with the trust department of the Trustee. The Servicer shall establish the Lock-Box Account pursuant to the Servicing Agreement.
     The Lock-Box Account shall be a non-interest bearing account established with a Lock-Box Account Depository, which shall at all times be an Eligible Institution, by the Servicer for the sole benefit of the Trust and other holders of retail installment sales contracts originated by Aegis Finance or its Affiliates. All of the foregoing Accounts shall be Eligible Accounts.

         (b) Amounts held in the Collection Account and the Certificate Account shall be invested by the Trustee, upon the written direction of the Seller, in Eligible Investments. Any such investment in the Certificate
     Account shall mature no later than (i) one Business Day before the Distribution Date next succeeding the date of investment or, (ii) in the case of money market fund investments, on such Distribution Date. Any such investment in the Collection Account shall mature not later than two Business Days before such Distribution Date.
     Any written investment direction by the Seller shall certify that any such investment is authorized by this Section 5.01. The Trustee shall have no authority to sell or otherwise dispose of Eligible Investments attributable to funds held in the Certificate Account or the Collection Account prior to their respective maturity dates. Interest and earnings on investments of funds in any Account shall be credited to and all losses borne by the Account with respect to which they were derived. All accounts with the Trustee must be trust accounts subject to regulations substantially similar to 12 C.F.R. SECS 9.10(b). The Trustee shall not have any responsibility or liability for any investment of moneys at the direction of the Seller or any loss resulting therefrom.

         (c)  The Servicer has appointed Wells Fargo
     Bank, N.A., as the initial Lock-Box Account Depository under the Servicing Agreement. All funds of the Trust held by a Lock-Box Account Depository are and shall remain the property of the Trust.

     Section 5.02.  Collections.   Pursuant to the Servicing
Agreement, the Servicer shall remit to the Lock-Box Account as soon as practicable, but in no event later than its close of business on the Business Day after receipt thereof by the Servicer, all payments by or on behalf of the Obligors with respect to each Receivable (other than Purchased Receivables), all Recoveries and all Risk Default Insurance Proceeds, all as collected during the Collection Period. As provided in the Servicing Agreement, the Servicer shall cause the Lock-Box Account Depository to transfer all available funds applied to the Receivables in excess of $2,000 from the Lock-Box Account to the Collection Account on each Business Day. In the event an Obligor remits funds to the Trustee rather than remitting such funds directly to the Servicer, the Trustee shall notify the Servicer and shall deposit such amounts into the Collection Account within one (1) Business Day after receipt.

     Section 5.03. Application of Collections. All collections for the Collection Period shall be applied by the Trustee in accordance with reports provided to the Trustee by the Servicer pursuant to the Servicing Agreement, as follows:

     With respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied to the Scheduled Payment. Any excess payments received constituting Scheduled Payments for subsequent Collection Periods shall be applied to the Principal Balance of the Receivables on the Distribution Date relating to such subsequent Collection Period.

     Section 5.04.  Miscellaneous Servicer Collections.  All
Miscellaneous Servicer Collections shall be deposited by the Servicer to the Lock-Box Account within one Business Day of receipt thereof.

     Section 5.05. Additional Deposits. The Trustee shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount received with respect to Purchased Receivables and shall, upon receipt, deposit such other amounts to such accounts as may be specified herein. All such deposits shall be made in Automated Clearinghouse Corporation next-day funds or immediately available funds, on or before the Business Day preceding the Distribution Date.

     Section 5.06.  Distributions.

         (a) On each Distribution Date, the Trustee shall cause to be made the transfers and distributions set forth in this Section 5.06 in the amounts set forth in the Monthly
     Servicing Certificate for such Distribution Date.

         (b)  The Trustee shall, on each Determination
     Date, based upon a certificate delivered to the Trustee from the Backup Servicer, calculate the Total Available
     Distribution Amount, the Distributable Amount, the
     Reserve Fund balance and, based on the Total Available
     Distribution Amount, determine the amount distributable to the Certificateholders and the other distributions to be made on such Distribution Date.

         (c)  Two (2) Business Days prior to each
     Distribution Date, the Trustee shall transfer from the Collection Account to the Certificate Account an amount equal to the Total Available Distribution Amount and all investment earnings and interest on the funds in the Collection Account.

         (d) Except as otherwise provided below, on each Distribution Date, the Trustee (based on the information contained in the Monthly Servicing Certificate delivered on the related Determination Date pursuant to the Servicing Agreement) shall make the following distributions from the funds then on deposit in the Certificate Account (including funds transferred from the Reserve Fund when necessary as set forth below and pursuant to Section 5.07) in the following order of priority:


          (i) to the Backup Servicer, the Backup Servicer Fee and expenses and all unpaid Backup Servicer Fees and unreimbursed expenses from prior Collection Periods; to the Servicer, the Servicing Fees and expenses, and all unpaid Servicing Fees and unreimbursed expenses from prior Collection Periods; to the Trustee and Custodian, the Trustee and Custodian fees and expenses and all unpaid Trustee and Custodian fees and unreimbursed expenses from prior Collection Periods; and to the successor to the Servicer, the Trustee or the Backup Servicer, Transition Costs, if any;

              (ii)
                  to the Certificateholders of record, an amount equal to the sum of the Interest Distributable Amount and any Interest
          Carryover Shortfall from the prior Distribution Date; and

             (iii)  to the Certificateholders of record, an
          amount equal to the sum of the Principal
          Distributable Amount and any Principal Carryover
          Shortfall from the prior Distribution Date.

          (e) On each Distribution Date, the Trustee shall distribute any Excess Receipts in the following amounts and in the following order of priority: (i) into the Reserve Fund until the amount on deposit therein equals the Reserve
     Fund Requirement for such date and (ii) any remaining
     Excess Receipts will be distributed to the Seller.

          (f)  All distributions with respect to the
     Certificates on each Distribution Date shall be made pro rata among the outstanding Certificates in proportion to the Percentage Interests evidenced thereby. All payments to Certificateholders shall be made on each Distribution Date to each Certificateholder of record on the related Record Date by check, or, if requested by a Certificateholder holding Certificates with Original Certificate Balances in the aggregate in excess of $1,000,000, by wire transfer to the account designated in writing by such Holder in the form of Exhibit F hereto (or such other account as such Certificateholder may designate in writing) delivered to the Trustee prior to the Determination Date, in immediately available funds.

     Section 5.07.  Reserve Fund; Priority of Distributions.

         (a) In order to assure that sufficient amounts to make required payments to the Certificateholders specified therein will be available, there shall be established and maintained with the Trustee the following Eligible Account: the "Reserve Fund--Aegis Auto Receivables Trust 1996-A"
     (the "Reserve Fund"), which will include the money and other property deposited and held therein pursuant to
     Section 5.06(e) and this Section. The Reserve Fund shall not be part of Trust, but instead will be held for the benefit of the Certificateholders. The Seller and the Trustee acknowledge that any amounts on deposit in the Reserve
     Fund (and any investment earnings thereon) will be owned directly by the Seller, and such parties hereby agree to treat the same as assets (and investment earnings) of the Seller for federal income tax purposes.

         (b) The Reserve Fund shall be initially funded on the Closing Date in the amount of the Reserve Fund Initial
     Deposit.

         (c) Amounts held in the Reserve Fund shall be invested in Eligible Investments, in accordance with written instructions from the Seller or its designee, and such investments shall not be sold or disposed of prior to their maturity but shall mature no later than two Business Days before the Distribution Date next succeeding the date of investment. All such investments shall be made in the name of the Trustee or its nominee. Any loss on investment of amounts held in the Reserve Fund and all income and gain realized on the Reserve Fund shall be credited to such fund. As provided in Section 11.05, the Trustee shall not have any responsibility for moneys invested by the Trustee hereunder or any losses resulting therefrom.

          (d) In order to provide for the prompt payment to the Certificateholders, the Trustee, the Custodian, the Servicer and the Backup Servicer in accordance with
     Section 5.06(d), and to assure availability of the amounts maintained in the Reserve Fund, the Seller, subject to the terms and conditions hereof and solely for the purpose of providing for payment of the fees and expenses of the Backup Servicer, the Trustee and the Custodian and making the distributions to the Certificateholders provided for in
     Section 5.06 and this Section 5.07, hereby grants in favor of the Trustee, as collateral agent, and its successor and assigns, a security interest in and lien upon all its right, title and interest in and to the Reserve Fund, including the Reserve Fund Initial Deposit and all proceeds of the foregoing, and hereby pledges to the Trustee, as collateral agent, and its successors and assigns, all other amounts and investments held from time to time in the Reserve Fund (whether in the form of deposit accounts, instruments, book-entry securities, uncertificated securities or otherwise) (all of the foregoing, subject to the limitations set forth below, the "Reserve Fund Property"); to have and to hold all the aforesaid property, rights and privileges unto the Trustee, its successors and assigns, in trust for the uses and purposes, and subject to the terms and provisions, set forth in this Section 5.07. The Trustee hereby acknowledges such transfer and accepts the trust hereunder and shall hold and distribute the Reserve Fund Property in accordance with the terms and provisions of this Section 5.07.

          (e) The Seller agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any UCC financing statements or this Agreement) as may be determined to be necessary to perfect the interests created by this Section in favor of the Trustee and otherwise fully to effectuate the purposes, terms and conditions of this Section. The Seller (with respect to Reserve Fund Property) shall:

               (i)  promptly execute, deliver and file
          any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Trustee's security interest in the Reserve Fund Property; and

               (ii) make the necessary filings of
          financing statements or amendments thereto within ten business days after the occurrence of any of the following: (1) any change in its corporate name or any trade name; (2) any change in the location of its chief executive office or principal place of business; and (3) any merger or consolidation or other change in its identity or corporate structure and promptly notify the Trustee of any such filings.

          (f)  If on any Distribution Date the Total
     Available Distribution Amount is insufficient to distribute the full amount described in clauses (i) through (iii) of
     Section 5.06(d), the Trustee shall withdraw an amount equal to such insufficiency from the Reserve Fund (any such amount, the "Reserve Fund Draw") and apply such amount (in the order of priority provided by Section
     5.06(d)) in respect of such insufficiencies. If on any Distribution Date amounts on deposit in the Reserve Fund are in excess of the Reserve Fund Requirement for such date (after giving effect to Reserve Fund Draws on such date, if applicable), the Trustee shall release such excess to the Seller. Any amounts released from the Reserve Fund on any Distribution Date shall not be available for Reserve Fund Draws on following Distribution Dates. Upon termination of this Agreement, any amounts on deposit in the Reserve Fund, after payment of all amounts due the Backup Servicer, the Trustee, the Custodian, the Servicer and the Certificateholders, shall be paid to the Seller.

          (g)  Amounts properly received by the Seller
     pursuant to this Agreement shall not be available to the Trustee or the Trust for the purpose of making deposits to the Reserve Fund or making payments to the Certificateholders, nor shall the Seller be required to refund any amount properly received by them.

     Section 5.08.  Statements to Certificateholders; Tax
Returns. With each distribution from the Certificate Account to the Certificateholders made on a Distribution Date, the Trustee shall provide to the Rating Agency, the Backup Servicer, the Seller and each Certificateholder of record, based on the Monthly
Servicing Certificate provided to the Backup Servicer and the Trustee by the Servicer in the form of Schedule B to the Servicing Agreement, a statement substantially in the form of Exhibit B to this Agreement setting forth at least the following information with respect to such Distribution Date and the related Collection Period, to the extent applicable:

          (a)  Servicer Collections:


         (i)    The Available Interest Distribution Amount;

            (ii)    The Available Principal Distribution
         Amount;

           (iii)    The Miscellaneous Servicer
         Collections; and

            (iv)    The Total Available Distribution
         Amount.

         (b)  Distributions:


         (i) the amount of such distribution allocable to principal in respect of the Certificates;

            (ii)    the amount of such distribution
         allocable to interest in respect of the Certificates;

           (iii)    the amount of the Backup Servicing
         Fee, Servicing Fee, Trustee and Custodian Fees and expenses for the related Collection Period;

            (iv)    the amount of Interest Carryover
         Shortfall, if any, on such Distribution Date and the amount of the Principal Carryover Shortfall, if any, on such Distribution Date;

             (v)    the Pool Factor and the Certificate
         Factor as of such Distribution Date, after giving effect to payments allocated to principal reported under clause (i) above;

            (vi)    the amount on deposit in the Reserve
         Fund on such Distribution Date, after giving effect to amounts deposited in the Reserve Fund and Reserve Fund Draws on such date;

           (vii)    the aggregate amount of Reserve
         Fund Draws, and the breakdown of the application of such draws to cover payment shortfalls to Certificateholders, made on such Distribution Date;

          (viii)    the amount of net investment earnings
         with respect to the Reserve Fund earned during the related Collection Period;

            (ix)    the amounts, if any, released from
         the Reserve Fund to the Seller;

         (c)  Pool Information:

                    The Original Pool Balance, the Pool
         Balance, the weighted average coupon, the weighted average maturity (in months) and the remaining number of Receivables for both the first and the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported in
         (b)(ii) above.

         (d)  Receivables Repurchased or Substituted by
     Seller:

                    The number and aggregate Purchase
         Amount of Receivables repurchased by Seller and for any substitution of Receivables, the number and principal balance of both the Receivables being replaced and the Receivables substituted.

         (e)  Delinquency Information:

                    The amount of Receivables (other
         than Defaulted Receivables and Liquidated
         Receivables) as to which Obligors are (i) 30 days to 59 days past due (ii) 60 days to 89 days past due, and (iii) 90 days past due in making Scheduled
         Payments.

         (f)  Repossession Information:

                   The number and principal balance of
         Receivables as to which the Servicer has repossessed the Financed Vehicle during the current period and on a cumulative basis.

         (g)  Liquidated and Defaulted Receivables
    Information:

                   The number and principal balance of
         Receivables which became Liquidated Receivables (other than Receivables previously characterized as Defaulted Receivables) and the number and principal balance of Receivables which became Defaulted Receivables during the Collection Period and on a cumulative basis.

         (h)  Recoveries:

               The amount of Liquidation Proceeds, the
         amount of insurance claims paid under the VSI Insurance Policy, the amount of rebates received from the Servicer as a result of cancelled warranty or extended service contracts and the amount of claims paid under consumer insurance during the related Collection Period and on a cumulative basis.

         (i)  Retention Amount:

               The beginning balance, the amount added
         with respect to quarterly reserve loss deficiency, the amount subtracted with respect to approved claims and quarterly reserve loss surplus, and the ending balance.

         (j)  Risk Default Insurance Proceeds:

               The amount of insurance proceeds paid
         under the Risk Default Insurance Policy.

         (k)  Net Losses:

                   The amount of Net Losses, if any, on
         such Distribution Date and the cumulative amount of all Net Losses realized on the Receivables since the Closing Date.

         (l)  Insurance Claims:

                   The number of Receivables as to
         which a claim was filed under the Risk Default
         Policy or the VSI Insurance Policy, the amount of such claims, the number of claims rejected and the principal balance of related Receivables rejected under the Risk Default Policy for the related
         Collection Period and on a cumulative basis.

         (m)  Collection Account:

                   The amount of reinvestment income
         on funds held in the Collection Account.

         (n)  Other Information:

                   Any other information regarding each
         distribution which any Certificateholder reasonably requests in writing 30 days prior to such distribution and which the Trustee can provide without undue expense or effort.

    Within thirty (30) days after the end of each calendar year, the Trustee shall furnish to each Person who at any time during such calendar year was a Certificateholder of record and received any payment thereon (a) a report as to the aggregate of amounts reported pursuant to clauses (b)(i), (ii) and (iii) of this Section 5.08 for such calendar year or applicable portion thereof during which such Person was a Certificateholder and (b) such information as may be reasonably requested by the Certificateholders or required by the Code, and the regulations thereunder, to enable such Holders to prepare their federal and state income tax returns.
Within thirty (30) days after the end of each calendar year, the Trustee shall furnish or shall cause to be furnished to the Seller a statement containing such of the information provided pursuant to this Section 5.08 as relates to distributions to the Seller, aggregated for such calendar year, as well as information respecting the amounts which were transferred from the Reserve
Fund to make payments to Certificateholders and amounts otherwise distributable to the Seller which were placed in the Reserve Fund. The obligation of the Trustee set forth in this paragraph shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Backup Servicer pursuant to any requirements of the Code.

    The Seller shall prepare any tax returns or other forms required to be filed by the Trust. The Trustee, upon request, will furnish the Seller with all information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust.

    Section 5.09. Reliance on Information from the Servicer. Notwithstanding anything to the contrary contained in this Agreement, all distributions from any of the accounts described in this Article V and any movement of cash between such accounts shall be made by the Trustee in reliance on information provided to the Trustee by the Servicer in writing, whether by way of the Servicer's Monthly Servicing Certificate or otherwise unless the Trustee has actual knowledge or notice of any inaccuracy therein.


                      ARTICLE VI

             RIGHTS OF CERTIFICATEHOLDERS

    The Certificates shall represent fractional undivided interests in the assets of the Trust which shall consist of the right to receive, at the time and in the amount specified herein pursuant to Section 5.01, a Percentage Interest in distributions with respect to the Trust Property secured by funds available pursuant to the Reserve Fund. Any other right to receive payments or distributions hereunder shall not represent any interest in the Accounts or the Reserve Fund, except as specifically provided in this Agreement. The parties hereto and the Certificateholders agree that the Certificates represent undivided interests in the Receivables, which Receivables shall constitute stripped bonds within the meaning of Section 1286 of the Code.


                      ARTICLE VII

                   THE CERTIFICATES

    Section 7.01. The Certificates. The Certificates shall be substantially in the form of Exhibit A. The Certificates shall be issuable in minimum denominations in Certificate Balances of $250,000 and integral multiples of $1,000 in excess thereof. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Trustee Officer of the Trustee under the Trustee's seal imprinted thereon and shall bear legends restricting the transfer thereof. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

    Section 7.02.  Execution, Authentication of Certificates.
The Trustee shall cause the Certificates to be executed on behalf of the Trust, and delivered to or upon the written order of the Seller pursuant to this Agreement. No Certificate shall entitle its Holder to any benefit under this Agreement or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A hereto executed by the Trustee by manual signature;
such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

    Section 7.03.  Registration of Transfer and Exchange of
Certificates.

         (a) The Certificate Registrar shall maintain a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Register shall provide for the registration of Certificates and transfers and exchanges of Certificates as provided in this Agreement. The Trustee is hereby initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and changes of Certificates as provided in this Agreement. In the event that, subsequent to the Closing Date, the Trustee notifies the Seller that it is unable to act as Certificate Registrar, the Seller shall appoint another bank or trust company, having an office or agency located in the Borough of Manhattan, The City of New York, agreeing to act in accordance with the provisions of this Agreement applicable to it, and otherwise acceptable to the Trustee, to act as successor Certificate Registrar under this Agreement.

         No transfer of a Certificate shall be made unless (I)
    (a) such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or (b) (i) such transfer is exempt from the registration requirements under the Securities Act and such state securities laws or (ii) the Certificate Registrar is notified by such transferee that such Certificate will be registered in the name of the Clearing Agency or its nominee and shall be held by such transferee in book-entry form through the Clearing Agency, and (II) such transfer is to a Person that satisfies the requirements of paragraph (a) (2) (i) or (a) (2) (ii) of Rule 3a-7 as then in effect or any successor rule ("Rule 3a-7") under the Investment Company Act. Each prospective purchaser of a non-registered Certificate not held in book-entry form shall deliver a completed and duly executed Transferee's Certificate in the form of Exhibit J or K, as applicable, to the Trustee and to the Seller for inspection prior to effecting any requested transfer. The Seller and the Trustee may rely conclusively upon the information contained in any such certificate in the absence of knowledge to the contrary. In connection with any transfer within three years from the date of the initial issuance of the Certificates (other than the transfer of any Certificate that is or has become registered under the Securities Act on or before such transfer or any transfer of a Certificate held in book-entry form), the Trustee shall (except in the case of a transfer to a "qualified institutional buyer") require an Opinion of Counsel to the effect that such transfer may be effected without registration under the Securities Act, which Opinion of Counsel shall be addressed to the Seller and the Trustee and shall be secured at the expense of the Holder. Each Certificate Owner shall be deemed to have agreed to these restrictions on transfer.

         (b) If an election is made to hold a Certificate in book-entry form, the Certificate shall be registered in the name of a nominee designated by the Clearing Agency (and may be aggregated as to denominations with other Certificates held by the Clearing Agency). With respect to Certificates held in book-entry form:

               (1) the Certificate Registrar and the
         Trustee will be entitled to deal with the Clearing Agency for all purposes of this Agreement
         (including the payment of principal of and interest on the Certificates and the giving of instructions or directions hereunder) as the sole Holder of the Certificates, and shall have no obligation to the Certificate Owners;

               (2) the rights of Certificate Owners will be exercised only through the Clearing Agency and will be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency
         Participants pursuant to the Depository Agreement;

               (3) whenever this Agreement requires or
         permits actions to be taken based upon instructions or directions of Holders of Certificates evidencing a specified percentage of the Outstanding Amount of the Certificates, the Clearing Agency will be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Certificates and has delivered such instructions to the Trustee; and

               (4) without the consent of the Seller and the Trustee, no such Certificate may be transferred by the Clearing Agency except to a successor Clearing Agency that agrees to hold such Certificate for the account of the Certificate Owners or except upon the election of the Certificate Owner thereof or a subsequent transferee to hold such Certificate in physical form.

         Neither the Trustee nor the Certificate Registrar shall have any responsibility to monitor or restrict the transfer of beneficial ownership in any Certificate an interest in which is transferable through the facilities of the Clearing Agency.

         The Seller shall cause each Certificate to contain a legend stating that transfer of the Certificates is subject to certain restrictions and referring prospective purchasers of the Certificates to this Section 7.03 with respect to such restrictions.

         (c) The Certificates, until such time, if at all, as they become registered under the Securities Act, shall bear legends stating that they have not been registered under the Securities Act and are subject to the restrictions on transfer described in Section 7.03(a). By purchasing a Certificate, each purchaser shall be deemed to have agreed to these restriction on transfer.

         (d) The Holder of a Certificate desiring to effect any transfer or assignment shall, and the transferee of such Certificate by purchasing such Certificate agrees to, indemnify the Trustee and the Seller against any liability that may result if the transfer or assignment is not made in accordance with the provisions of this Section 7.03 and applicable federal and state securities laws.

         (e) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate principal amount.

         (f) At the option of a Certificateholder, such holder's Certificates may be exchanged for other Certificates in authorized denominations of a like aggregate principal amount, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee on behalf of the Trust shall execute, authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive.

         (g) Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Certificate surrendered for registration of transfer and exchange shall be cancelled and subsequently disposed of by the Trustee.

         (h) No service charge shall be made to the Certificateholders for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

    Section 7.04.  Mutilated, Destroyed, Lost or Stolen
Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate (provided that a Certificateholder's written statement with respect to such destruction, loss or theft shall constitute satisfactory evidence thereof) and (b) there shall be delivered to the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Trustee on behalf of the Trust shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 7.04, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 7.04 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

    Section 7.05.  Persons Deemed Owners.  Prior to due
presentation of a Certificate for registration of transfer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.06 and for all other purposes whatsoever, and neither the Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

    Section 7.06. Access to List of Certificateholders' Names and Addresses. The Trustee shall furnish or cause to be furnished to the Servicer, at the expense of the Trust, within 15 days after receipt by the Trustee of a request therefor from the Servicer in writing, a list, in such form as the Servicer may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed to hold neither the Servicer nor the Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

    Section 7.07.  Maintenance of Office or Agency.  The
Trustee shall maintain in Minneapolis, Minnesota, or New York,
New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates the Corporate Trust Office as specified in this Agreement as its office for such purposes. The Trustee shall give prompt written notice to the Backup Servicer and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

    Section 7.08. Notices to Certificateholders. Whenever notice or other communication to the Certificateholders is required under this Agreement, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Certificates at their respective addresses as they appear in the Certificate Register.


                     ARTICLE VIII

                      THE SELLER

    Section 8.01. Representations of Seller. The Seller makes the following representations on which the Trustee relies in accepting the Receivables in trust and executing and authenticating the Certificates on the Closing Date. The representations speak as of the Closing Date, but shall survive the pledge, transfer and assignment of the Receivables to the Trustee in trust for the benefit of the Certificateholders.

         (a)   Organization and Good Standing.  The
    Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         (b) Due Qualification. The Seller is in good standing and duly qualified to do business and has obtained all necessary licenses and approvals in the States of Delaware and New Jersey and all other jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, unless the failure of the Seller to obtain such licenses and approvals would have no material adverse effect on the Seller's ability to fulfill its obligations hereunder.

         (c) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property to be so sold and assigned to and deposited with the Trustee as part of the Trust and such sale and assignment is valid and binding against the Seller and has been duly authorized by the Seller by all necessary action; and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary action and this Agreement is the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms. The Seller has duly executed and delivered this Agreement and any other agreements and documents necessary to effectuate the transactions contemplated hereby.

         (d)   No Violation.  The consummation of the
    transactions contemplated by this Agreement and the fulfillment of the terms hereof neither conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Seller, or any indenture, agreement, or other instrument to which the Seller is a party or by which it shall be bound;
    nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

         (e)   No Proceedings.  To the Seller's
    knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties: (i) asserting the invalidity of this Agreement, the Purchase Agreement or the Certificates; (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Purchase Agreement or this Agreement; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Purchase Agreement or the Certificates; or
    (iv) relating to the Seller and which might adversely affect the federal or State income tax attributes of the Certificates.

         (f) No Approvals. No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or any of the States is required or necessary to consummate the transactions contemplated hereby, except as such as have been duly obtained or made by the Closing Date. Seller complies in all material respects with all applicable laws, rules and orders with respect to itself, its business and properties and the Receivables; and Seller maintains all applicable permits and certifications.

         (g) Taxes. The Seller has filed all federal, State, county, local and foreign income, franchise and other tax returns required to be filed by it through the date hereof, and has paid all taxes reflected as due thereon.
     There is no pending dispute with any taxing authority that, if determined adversely to the Seller, would result in the assertion by any taxing authority of any material tax deficiency, and the Seller has no knowledge of a proposed liability for any tax to be imposed upon the Seller's properties or assets for which there is not an adequate reserve reflected in the Seller's current financial statements.

         (h)    Adequate Provisions for Taxes.  The
     provisions for taxes on the Seller's books are in accordance with generally accepted accounting principles.

         (i)    Pension/Profit Sharing Plans.  No
     contribution failure has occurred with respect to any pension or profit sharing plan, and all such plans have been fully funded as of the date of this Agreement.

         (j)    Trade Names.  "Aegis Auto Funding
     Corp." is the only trade name under which the Seller is currently operating its business and under which the Seller operated its business for the period of time during which the Seller was in existence preceding the Closing Date.

         (k)    Ability to Perform.  There has been no
     material impairment in the ability of Seller to perform its obligations under this Agreement.

         (l)    Chief Executive Office.  Since its
     inception, the Seller has maintained its chief executive office in the State of New Jersey and there have been no other locations of the Seller's chief executive office preceding the Closing Date. The Seller shall give written notice to the Trustee and the Certificateholders at least 30 days prior to relocating its chief executive office and shall make such filings under the UCC as shall be necessary to maintain the perfected, first priority security interest in the Receivables granted hereunder in favor of the Trust.

         (m) Adverse Orders. There is no injunction, writ, restraining order or other order of any nature binding upon Seller that adversely affects Seller's performance of this Agreement and the transactions contemplated thereby.

         (n) Solvent. Seller is solvent and will not become insolvent after giving effect to the transactions contemplated hereunder; Seller is paying its debts as they become due; Seller, after giving effect to the contemplated transactions, will have adequate capital to conduct its business.

         (o)    Lock-Box Account.  Each Obligor of a
     Receivable has been directed and is required to remit payments to the Lock-Box Account.

         (p)    Consolidation.  Seller has operated and
     will operate its business such that its assets and liabilities will not be substantively consolidated with the assets and liabilities of Aegis Finance and its separate existence will not be disregarded in any state or federal court proceeding.

         (q) Business Purpose. The Seller will acquire and sell, transfer, assign and otherwise convey (for state law, tax and financial accounting purposes) the Receivables for a bona fide business purpose.

         (r) Federal Income Tax Purposes. The Seller intends to treat the transactions contemplated under this Agreement as a sale of the Receivables to the Trust for federal income tax purposes, subject to the retention by the Seller of a stripped coupon therein as described in Section 1286 of the Code. The Seller and the Trustee intend to cause to be filed all returns or reports in a manner consistent with such treatment.

         (s)    Valid Transfer.  The Purchase Agreement
     constitutes a valid transfer to the Seller of all of Aegis
     Finance's right, title and interest in the Receivables transferred to the Seller pursuant to such Purchase
     Agreement.

         (t)    Seller's Obligations.  The Seller has
     submitted all necessary documentation for payment of the Receivables to the Obligors and has fulfilled all of its applicable obligations hereunder required to be fulfilled as of the Closing Date.

         (u) 1940 Act. The Seller is not, and is not controlled by, an "investment company" registered or required to be registered under the Investment Company
     Act of 1940, as amended.

     Section 8.02. Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement, and only to the extent of the Seller's interest in the Trust Property.

         (a)    The Seller shall indemnify, defend and
     hold harmless the Trustee, the Trust, the Backup Servicer, the Custodian and each Certificateholder from and against any taxes, other than income and franchise taxes, that may at any time be asserted against the Trustee, the Trust, the Backup Servicer, the Custodian or the Certificateholders with respect to, and as of the date of, the transfer of the Receivables to the Trust or the issuance and original sale of the Certificates, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes and costs and expenses in defending against the same.

         (b) The Seller shall assume, defend and hold harmless the Trustee, the Trust, the Backup Servicer, the Custodian and each Certificateholder from and against any loss, liability, expense or action, suit, claim or damage incurred by reason of (i) the Seller's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement (and such indemnity shall extend to the performance of the Seller's duties and the satisfaction of its obligations with respect to any Receivables that become Purchased
     Receivables, as provided in this Agreement), (ii) the Seller's violation of federal or State securities laws in connection with the exemption from registration of the sale of the Certificates, and (iii) any transaction arising out of or contemplated by this Agreement except any loss, liability, expense, action, suit, claim or damage arising out of the failure to pay principal, premium, if any, or interest with respect to the Certificates to the extent such failure does not result from the Seller's omission to comply with the terms of this Agreement or acts of the Seller in contravention of this Agreement.

     The assumption of liability or indemnification under this
Section 8.02 shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation and shall survive termination of this Agreement. If the Seller shall have made any payments to the Trustee pursuant to this Section and the Trustee thereafter shall collect any of such amounts from others, the Trustee shall repay such amounts to such party without interest. Notwithstanding anything to the contrary herein, the liability of the Seller under this Section 8.02 is intended to be the same primary liability as would apply to the general partner of a limited partnership organized under the laws of the State of Delaware. Potential creditors of the Trust are intended beneficiaries of the assumption of liabilities by the Seller under this Section 8.02 and may enforce such assumption in accordance with its tenor.

     Section 8.03. Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party, or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty or covenant made pursuant to Section 3.01 or Section 8.01 shall have been breached, no Event of Servicing Default, and no event that, after notice or lapse of time, or both, would become an Event of Servicing Default shall have happened and be continuing and the conditions of Section 8.07(a)(ii) shall have been satisfied, (ii) the Seller shall have delivered to the Trustee and each Certificateholder an Officer's Certificate and an Opinion of Counsel, which shall be independent outside counsel, each stating that such consolidation, merger or succession and such agreement or assumption comply with this Section 8.03 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with and (iii) the Seller shall have delivered to the Trustee an Opinion of Counsel, which shall be independent outside counsel, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest. The
Seller shall provide notice of any merger, consolidation or succession pursuant to this Section 8.03 to each Rating Agency and each Certificateholder and each Rating Agency shall have confirmed in writing to the Seller and the Trustee (a copy of which confirmation shall have been delivered by the Seller to each Certificateholder) that such merger, consolidation or succession shall not result in a downgrade or withdrawal of the current rating of the Certificates by such Rating Agency. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii) and
(iii) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

     Section 8.04. Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller or the Seller's general partner may rely in good faith on the written advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

     Section 8.05. Seller May Own Certificates. The Seller and any Affiliate of the Seller may in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as otherwise provided in the definition of "Certificateholder" in Section 1.01. Certificates so owned by or pledged to the Seller or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Certificates, other than with respect to Voting Interests. Notwithstanding the foregoing, the Seller will not, and will not permit any of their Affiliates (or any Person acting on behalf of the Seller or any such Affiliate) to directly or indirectly acquire or make any offer to acquire any Certificates unless the Seller or such Affiliate (or such Person acting on behalf thereof) shall have offered to acquire Certificates, pro rata, from all Holders and upon the same terms.

     Section 8.06.  Covenants of the Seller.  The Seller shall:

         (a)    not impair the rights of the
     Certificateholders or the Trustee in the Receivables;

         (b) except for the sale and assignment effected under this Agreement and prior to the termination of the Trust, not sell, pledge, assign, or transfer to any other Person, or grant, create, incur, assume, or suffer to exist any Lien on any Receivable sold to the Trustee or any interest therein;

         (c)    immediately notify the Trustee of the
     existence of any Lien on any Receivable;

         (d) defend the right, title, and interest of the Trustee in, to, and under the Receivables transferred to the Trustee, against all claims of third parties claiming through or under the Seller, Aegis Finance or the Servicer;

         (e)    make at its sole cost and expense any
     filings, reports, notices, applications, registrations with, and seek any consents or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or advisable or reasonably requested by the Trustee, and shall comply with any federal or State securities or reporting requirements laws;

         (f) comply in all respects with the terms and conditions of the Purchase Agreement and not amend, modify, or waive any provision of the Purchase Agreement in any manner relating to the obligation of Aegis Finance to repurchase Receivables or in any manner that would have a materially adverse effect on the interests of the Certificateholders;

         (g)    promptly notify the Trustee and the
     Certificateholders of the occurrence of any Event of Backup Servicing Default or Event of Servicing Default and any breach by the Seller or the Backup Servicer of any of its respective covenants or representations and warranties contained in this Agreement or, with respect to the Seller, in the Purchase Agreement;

         (h)    make at its sole cost and expense any
     filings, reports, notices, or applications and seek any consents or authorizations from any and all government agencies, tribunals, or authorities in accordance with the UCC and any State vehicle license or registration authority on behalf of the Trust as may be necessary or advisable or reasonably requested by the Trustee to create, maintain and protect a first-priority perfected security interest of the Trust in, to, and on the Financed Vehicles and a first-priority perfected ownership interest of the Trust in, to, and on the Receivables transferred to it;

         (i)    if requested by the Majority
     Certificateholders, cooperate with the Certificateholders in obtaining, and thereafter maintain, a rating on the Certificates by DCR and/or Fitch; the expenses of maintaining any such rating shall be paid as an expense of the Trust; and

         (j)    upon request of any Certificateholder,
     furnish the information required by paragraph (d)(4) of Rule 144A promulgated under the Securities Act.

     Section 8.07. Enforcement by Trustee. The Seller hereby acknowledges and agrees that the following covenants and agreements of the Seller shall be enforceable by the Trustee at all times until the Trust is terminated.

         (a)    Covenants Regarding Operations:

                (i) The Seller shall not engage in any
         business or activity other than in connection with or relating to the purchase of auto loan receivables and the issuance of rated debt secured by, or certificates of participation in, a pool of auto loan receivables.

                (ii)     The Seller shall not consolidate or
         merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity unless (A) the entity (if other than the Seller) formed or surviving such consolidation or merger, or that acquires by conveyance or transfer the properties and assets of the Seller substantially as an entirety, shall be organized and existing under the laws of the United States of America or any State thereof or the District of Columbia, and shall expressly assume in form satisfactory to each Rating Agency, if any, and the Majority Certificateholders, the performance of every covenant on the part of the Seller to be performed or observed pursuant to this Agreement and the Purchase Agreement, (B) immediately after giving effect to such transaction, no default or event of default under this Agreement shall have occurred and be continuing and (C) the Seller shall have delivered to each Rating Agency, if any, each Certificateholder and the Trustee an Officers' Certificate and an opinion of independent counsel, each stating that such consolidation, merger, conveyance or transfer comply with this Agreement.

                (iii)    The Seller shall not dissolve or
         liquidate, in whole or in part, except (A) as permitted in paragraph (ii) above or (B) with the prior written consent of the Trustee and the Majority Certificateholders (if the Certificates are not then rated) and prior written confirmation from each Rating Agency, if any, (a copy of which shall be provided to the Trustee and each Certificateholder by the Seller) that such dissolution or liquidation will have no adverse effect on the rating assigned to the Rated Certificates.

                (iv)     The funds and other assets of the
         Seller shall not be commingled with those of any other corporation, entity or Person, including, but not limited to, the parent or Affiliates of the Seller.

                (v) The Seller shall not hold itself out as being liable for the debts of any other party, including, but not limited to, the debts of the parent or Affiliates of the Seller.

                (vi)     The Seller shall not form, or cause to
         be formed, or otherwise have, any subsidiaries.

                (vii)     The Seller shall act solely in its
         corporate name and through the duly authorized officers or agents in the conduct of its business, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned.

                (viii) At all times, except in the case of a temporary vacancy, which shall promptly be filled, the Seller shall have on its board of directors at least one director who qualifies as an "Independent Director" as such term is defined in the Seller's Certificate of Incorporation as originally filed with the Delaware Secretary of State's office.

                (ix) The Seller shall maintain records and books of account of the Seller and shall not commingle such records and books of account with the records and books of account of any Person.
         The books of the Seller may be kept (subject to any provision contained in the statutes) inside or outside the State of New Jersey at such place or places as may be designated from time to time by the board of directors of the Seller.

                (x) The board of directors of the Seller shall hold appropriate meetings to authorize all of its corporate actions. Regular meetings of the board of directors of the Seller shall be held not less frequently than three times per annum.

                (xi)     Meetings of the shareholders of the
         Seller shall be held not less frequently than one time per annum.

                (xii)    The Seller shall not amend, alter,
         change or repeal any provision contained in this
         Section 8.07(a) without (A) the affirmative vote in favor thereof of eighty percent (80%) of the then outstanding shares of the Seller entitled to vote thereon; (B) the prior written consent of the Trustee and the Majority Certificateholders; and (C) the prior written confirmation from each Rating
         Agency, if any, that the rating on the Rated
         Certificates will not be impaired.

                (xiii)  The Seller shall not, without the
         affirmative unanimous vote of the whole board of directors of the Seller (including at least one director referred to in clause (viii) above), institute any proceedings to adjudicate the Seller a bankrupt or insolvent, consent to the institution of bankruptcy or insolvency proceedings against the Seller, file a petition seeking or consenting to reorganization or relief under any applicable federal or State law relating to bankruptcy, consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Seller or a substantial part of its property or admit its inability to pay its debts generally as they become due or authorize any of the foregoing to be done or taken on behalf of the Seller.

              (xiv) The Seller is not and shall not be involved in the day-to-day or other management of its parent or any of its Affiliates.

              (xv)  Other than the purchase and sale or
         pledge of assets as provided in this Agreement and related agreements with respect to this transaction and other transactions relating to the purchase of auto loan receivables and the issuance of rated debt or rated certificates of participation, the Seller shall engage in no other transactions with any of its Affiliates.

              (xvi) Seller shall maintain a separate
         business office and telephone number from any of its Affiliates.

              (xvii)     Seller's financial statements shall
         reflect its separate legal existence from any of its Affiliates.

              (xviii)    The Seller will not amend its
         Certificate of Incorporation in any respect material to the Certificateholders without the consent of the Majority Certificateholders (or, if the Certificates have been rated, by each Rating Agency.)

              (xix) The Seller shall use separate
         invoices, stationery and checks.

              (xx)  The Seller shall not suffer or permit
         the credit or assets of Aegis Finance to be held out as available for the obligations of the Seller.

              (xxi) The Seller shall enter  into
         transactions with Aegis Finance or its affiliates only on commercially reasonable terms.

              (xxii)     The Seller shall not incur or issue
         any "Obligation" (as such term is defined in its Certificate of Incorporation) in contravention of the limitations set forth therein.

              (xxiii)    The Seller shall not issue any
         "Securities" or incur or issue any "Obligations" (as such terms are defined in its Certificate of Incorporation) under any other pooling and servicing agreement, purchase agreement or otherwise, unless such agreement contains an express provision substantially similar to Section
         13.10 hereof limiting recourse to the Seller to the assets involved in the transaction to which such agreement relates.

     Section 8.08.  No Bankruptcy Petition.  The Seller
covenants and agrees that prior to the date which is one year and one day after the payment in full of all securities issued by the Seller or by a trust for which the Seller was the depositor, which securities were rated by any nationally recognized statistical rating organization, it will not institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or State bankruptcy or similar law.

                      ARTICLE IX

                  THE BACKUP SERVICER

     Section 9.01.  Representations of Backup Servicer.  The
Backup Servicer makes the following representations on which the Trustee relies in accepting the Receivables in trust and executing and authenticating the Certificates on the Closing Date. The representations speak as of the Closing Date, but shall survive the sale and assignment of the Receivables to the Trustee in trust for the benefit of the Certificateholders.

         (a)  Organization and Good Standing.  The
     Backup Servicer shall have been duly organized and shall be validly existing and in good standing under the federal laws of the United States of America, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted.

         (b) Power and Authority. The Backup Servicer shall have the power and authority to execute and deliver this Agreement and the Servicing Agreement and to carry out their respective terms; and the execution, delivery and performance of this Agreement and the Servicing
     Agreement shall have been duly authorized by the Backup Servicer by all necessary corporate action. Each of this Agreement and the Servicing Agreement constitutes the valid and binding obligation of the Backup Servicer enforceable in accordance with its terms.

         (c)  No Violation.  The consummation of the
     transactions by the Backup Servicer contemplated by this Agreement and the Servicing Agreement and the fulfillment of the terms hereof and thereof neither conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the charter or bylaws of the Backup Servicer, or, to the best of the Backup Servicer's knowledge, any indenture, agreement or other instrument to which the Backup Servicer is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement and the Servicing Agreement); nor to the best of the Backup Servicer's knowledge, any law, order, rule or regulation applicable to the Backup Servicer of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Backup Servicer or its properties.

         (d) No Proceedings. To the Backup Servicer's best knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Backup Servicer or its respective properties: (A) asserting the invalidity of this Agreement or the Servicing Agreement; (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Servicing
     Agreement; or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Backup Servicer of its obligations under, or the validity or enforceability of, this Agreement or the Servicing Agreement.

     Section 9.02. Merger or Consolidation of, or Assumption of the Obligations of, or Resignation of Backup Servicer. Any Person (a) into which the Backup Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Backup Servicer shall be a party, (c) which may succeed to the properties and assets of the Backup Servicer substantially as a whole, or (d) which may succeed to the duties and obligations of the Backup Servicer under this Agreement and the Servicing Agreement following the resignation of the Backup Servicer, whether or not such Person executes an agreement of assumption to perform every obligation of the Backup Servicer hereunder and thereunder, shall be the successor to the Backup Servicer under this Agreement and the Servicing Agreement without further act on the part of any of the parties to this Agreement or the Servicing Agreement. If at any time thereafter any Rating Agency shall have delivered to the Backup Servicer and to the Trustee a statement that such transaction will have an adverse effect on the rating assigned to the Rated Certificates, if any, then such transaction shall be deemed to constitute an Event of Backup Servicing Default.

     Section 9.03. Limitation on Liability of Backup Servicer and Others. Neither the Backup Servicer nor any of the directors or officers or employees or agents of the Backup Servicer shall be under any liability to the Trust or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Backup Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Backup Servicer and any director or officer or employee or agent of the Backup Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

     Except as provided in this Agreement, the Backup Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties under this Agreement and the Servicing Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Backup Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the Servicing Agreement and the rights and duties of the parties to this Agreement and the Servicing Agreement and the interests of the Certificateholders under this Agreement and the Servicing Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Backup Servicer shall be entitled to be reimbursed therefor.

     The Trustee shall distribute out of the Collection Account on the Distribution Date succeeding the delivery of the Opinion of Counsel referred to below, without regard to any deficiencies in the amounts required to be distributed pursuant to Section 5.06, any expenses, costs or liabilities required from the Trust pursuant to this Section 9.03, provided, however, that the Trustee shall only distribute amounts pursuant to this Section 9.03 upon the Trustee's receipt of an Opinion of Counsel to the effect that such distribution is permitted by this Agreement.

     Section 9.04.  Successor Backup Servicer.  The Backup
Servicer under this Agreement shall at all times be a corporation or a banking association organized and existing in good standing under the laws of the United States or a state thereof; having a combined capital and surplus as designated from time to time by the Majority Certificateholders (or, if the Certificates have been rated, by each Rating Agency) or as otherwise approved by the Majority Certificateholders (or, if the Certificates have been rated, by each Rating Agency) (but in any event not less than $100,000,000) and subject to supervision or examination by federal or state authorities. If such association or corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 9.04, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Backup Servicer shall cease to be eligible in accordance with the provisions of this
Section 9.04, or shall cease to be an Eligible Servicer, the Backup Servicer shall resign immediately in the manner and with the effect specified in Section 4.02.

     Section 9.05.  No Bankruptcy Petition.  The Backup
Servicer covenants and agrees that prior to the date which is one year and one day after the payment in full of all securities issued by the Seller or by the Trust it will not institute against, or join any other Person in instituting against, the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law; provided, however, that nothing contained herein shall prohibit the Backup Servicer from participating in any existing bankruptcy proceeding.

                       ARTICLE X

               BACKUP SERVICING DEFAULT

     Section 10.01.  Events of Backup Servicing Default.  If
any one of the following events ("Events of Backup Servicing
Default") shall occur and be continuing:

         (a) Failure to make any payment, transfer or deposit required to be made by the Backup Servicer under the terms of this Agreement or the Servicing Agreement, which failure shall continue for two (2) Business Days after the date due; or

         (b) Failure on the part of the Backup Servicer duly to observe or to perform in any material respect any covenant or agreement of the Backup Servicer set forth in this Agreement or the Servicing Agreement, which failure shall (i) materially and adversely affect the rights of Certificateholders and (ii) continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been sent (A) to the Backup Servicer by the Trustee, or (B) to the Backup Servicer and to the Trustee by the Holders of Certificates evidencing not less than 20% of the Voting Interests thereof; or

         (c) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator for the Backup Servicer in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 30 consecutive days;
     or

         (d) The consent by the Backup Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Backup Servicer or of or relating to substantially all of its property; or the Backup Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

then, and in each and every case, so long as an Event of Backup Servicing Default shall not have been remedied, either the Trustee, or the Holders of the Certificates evidencing not less than 20% of the Voting Interests thereof, by notice then given in writing to the Backup Servicer (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Backup Servicer under this Agreement. Thirty (30) days after the receipt by the Backup Servicer of such written notice, all authority and power of the terminated Backup Servicer under this Agreement, whether with respect to the Certificates or the Receivables or otherwise, shall, without further action, pass to and be vested in the Trustee if the Trustee is not the same entity as the terminated Backup Servicer and a successor Backup Servicer has not been appointed under Section 10.02. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the predecessor Backup Servicer, as attorney in fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Backup Servicer shall cooperate with the successor Backup Servicer and the Trustee in effecting the termination of the responsibilities and rights of the predecessor Backup Servicer under this Agreement.
Upon receipt of notice of the occurrence of an Event of Backup Servicing Default, the Trustee shall give notice thereof to each Rating Agency, if any.

     Section 10.02.  Appointment of Successor.

         (a) Upon a Backup Servicer's receipt of notice of termination pursuant to Section 10.01 or a Backup Servicer's resignation in accordance with Section 4.02, the predecessor Backup Servicer shall continue to perform its functions as Backup Servicer under this Agreement until receipt of such notice and, in the case of resignation, until a successor Backup Servicer shall have assumed the duties of the Backup Servicer in accordance with this Section
     10.02. In the event of a Backup Servicer's termination hereunder, the Trustee (with the consent of the Majority Certificateholders) shall appoint a successor Backup Servicer, and the successor Backup Servicer shall accept its appointment by a written assumption in form acceptable to the Trustee. In the event that a successor Backup Servicer has not been so appointed (i) within 45 days of delivery of notice of termination, or (ii) within 30 days of resignation, the Trustee may petition a court of competent jurisdiction to appoint any established institution, having a combined capital and surplus of not less than $100,000,000 and which is an Eligible Servicer, as the successor to the Backup Servicer under this Agreement.

         (b)  Upon appointment, the successor Backup
     Servicer shall be the successor in all respects to the predecessor Backup Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Backup Servicer, including, but not limited to, the assumption by the Backup Servicer of all duties and obligations of the Servicer in the event of an Event of Servicing Default with respect to the Servicer under the Servicing Agreement pursuant to the terms therein and shall be entitled to all of the rights granted to the predecessor Backup Servicer, by the terms and provisions of this Agreement.

         (c) The outgoing Backup Servicer shall deliver to the successor Backup Servicer all documents and records in its possession which are necessary to enable the successor Backup Servicer to perform its duties relating to the Servicing Agreement and the Receivables and otherwise use its best efforts to effect the orderly and efficient transfer of the Servicing Agreement to the successor
     Backup Servicer.

     Section 10.03. Notification to Certificateholders. Upon any termination of, or appointment of a successor to, a Backup Servicer pursuant to this Article X, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency, if any.

     Section 10.04. Waiver of Past Defaults. The Majority Certificateholders (or, in the case of a default referred to in Section 10.01(a), the Holders of Certificates evidencing 100% of the Voting Interests thereof) may, on behalf of all Holders of Certificates, waive any default by the Backup Servicer in the performance of its obligations hereunder and its consequences.
Upon any such waiver of a past default, such default shall cease to exist, and any Event of Backup Servicing Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                      ARTICLE XI

                      THE TRUSTEE

     Section 11.01. Duties of Trustee. The Trustee, both prior to the occurrence of an Event of Backup Servicing Default and after an Event of Backup Servicing Default shall have been cured or waived, shall undertake to perform only such duties as are specifically set forth in this Agreement. If an Event of Backup Servicing Default shall have occurred and shall not have been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs; provided, however, that if the Trustee shall assume the duties of a Backup Servicer pursuant to Section 10.02, the Trustee shall perform such duties in accordance with Section
4.06. If the Trustee is uncertain with respect to performing its duties or if a conflict arises regarding the Trustee's rights, duties and obligations, the Trustee may petition a court of competent jurisdiction for written direction or to interplead necessary parties. Notwithstanding anything in this Agreement to the contrary, neither the Trustee nor the Backup Servicer shall have any authority to perform any act which would cause the Trust to be characterized as an association taxable as a corporation for federal income tax purposes.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that shall be specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform as to form to the requirements of this Agreement; provided, however, in the absence of bad faith on its part, the Trustee can assume the truth and accuracy of the statements made therein and the genuineness of the signatures thereon.

     The Trustee shall take and maintain custody of the Schedule of Receivables included as an exhibit to this Agreement and shall retain all Monthly Servicing Certificates identifying Receivables that become Purchased Receivables and Liquidated Receivables.

     The Trustee shall give written notice to each Rating
Agency, if any, the Certificateholders, the Seller and Aegis
Finance of the occurrence, to its actual knowledge, which notice shall be given within three (3) Business Days' of the Trustee's receipt of actual knowledge thereof, of any waiver of or any action taken to cure (i) any default, breach, violation or event permitting acceleration under the terms of any Receivable; (ii) any continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable; (iii) any default or delinquency under the terms of any Receivable that remained uncured for more than thirty (30) days after notice to the Seller; or (iv) any event which constitutes or with notice or the lapse of time would constitute an Event of Backup Servicing Default or Event of Servicing Default.

     The Trustee shall give written notice to each Rating
Agency, if any, and each Certificateholder promptly upon receipt of a notice from the Backup Servicer pursuant to Section 4.02 hereof or from the Servicer pursuant to paragraph IV.F.1 of the Servicing Agreement or the Seller pursuant to Section 8.06(g) hereof of an event which with the giving of notice or the lapse of time, or both, would constitute an Event of Backup Servicing Default or an Event of Servicing Default.

     The Trustee shall deliver to each Certificateholder (or, if the Certificates have been rated, to each Rating Agency) by no later than the 20th calendar day of each month, a certificate signed by an officer of the Trustee certifying that, as of the date of such certificate, based solely upon information provided to the Trustee by the Servicer or the Backup Servicer, the Trustee has no knowledge of, nor to the Trustee's best knowledge, has any event occurred which would cause the Trustee to reasonably believe, that an Event of Backup Servicing Default or an Event of Servicing Default has occurred.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own bad faith; provided, however, that:

         (a)  Prior to the occurrence of an Event of
     Backup Servicing Default, and after the curing or waiving of all such Events of Backup Servicing Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as shall be specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely on the truth of the statements and the correctness of the opinions expressed upon any certificates or opinions furnished to the Trustee and conforming as to form to the requirements of this Agreement;

         (b) The Trustee shall not be liable for an error of judgment made in good faith by a Trustee Officer, unless it shall be proved that the Trustee shall have been negligent in ascertaining the pertinent facts;

         (c) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with this Agreement or at the direction of the Holders of Certificates evidencing not less than 20% of the Voting Interests thereof relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

         (d)  The Trustee shall not be charged with
     knowledge of any failure by the Backup Servicer (so long as the Trustee is not the Backup Servicer) or the Servicer to comply with the obligations, covenants or representations or warranties of the Backup Servicer or the Servicer under this Agreement or the Servicing Agreement, as the case may be, or of any failure by the Seller to comply with the obligations, covenants or representations or warranties of the Seller under this Agreement, unless a Trustee Officer assigned to the Trustee's Corporate Trust Department obtains actual knowledge of such failure (it being understood that, so long as the Trustee is not the Backup Servicer, knowledge of the Backup Servicer is not attributable to the Trustee) or the Trustee receives written notice of such failure from the Backup Servicer, Servicer or the Seller, as the case may be, or any Holder of Certificates; and

         (e) Without limiting the generality of this Section or Section 11.04, the Trustee (except if also serving as the Backup Servicer and the duties of the Backup Servicer require such) shall have no duty (i) to see to any recording, filing or depositing of this Agreement or any agreement referred to therein or any financing statement or continuation statement evidencing a security interest in the Receivables or the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust, (iv) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement or the Servicing Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties or (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance or observance of any of the Seller's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer under this Agreement and the Servicing Agreement.

     The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it believes in its sole discretion that the repayment of such funds or adequate indemnity against such risk or liability shall not be reasonably assured to it, and none of the provisions contained in this Agreement or the Servicing Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer, the Backup Servicer or a Servicer under this Agreement or the Servicing Agreement, as the case may be.

     Section 11.02. Trustee's Certificate. On or as soon as practicable after each Distribution Date on which Receivables shall be assigned to the Seller pursuant to Section 11.03, the Trustee shall execute a Trustee's Certificate (in the form of Exhibit N), based on the information contained in the Monthly Servicing Certificate for the related Collection Period, amounts deposited to the Certificate Account and notices received pursuant to this Agreement, identifying the Receivables repurchased by the Seller pursuant to Section 3.02 during such Collection Period, and shall deliver such Trustee's Certificate, accompanied by a copy of the Monthly Servicing Certificate for such Collection Period to the Seller. The Trustee's Certificate submitted with respect to such Distribution Date shall operate, as of such Distribution Date, as an assignment, without recourse, representation or warranty, to the Seller, of all the Trustee's right, title and interest in and to such repurchased Receivable, and all security and documents relating thereto, such assignment being an assignment outright and not for security.

     Section 11.03.  Trustee's Assignment of Purchased
Receivables. With respect to all Receivables repurchased by the Seller pursuant to Section 3.02, the Trustee shall by a Trustee's Certificate (in the form of Exhibit N) assign, without recourse, representation or warranty, to the Seller all the Trustee's right, title and interest in and to such Receivables, and all security and documents relating thereto.

     Section 11.04. Certain Matters Affecting Trustee. Except as otherwise provided in Section 11.01:

         (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Monthly Servicing Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

         (b) The Trustee may consult with counsel and any written Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such written Opinion of Counsel.

         (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee security or indemnity, reasonably satisfactory to the Trustee, against the costs, expenses and liabilities that may be incurred therein or thereby.

         (d) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

         (e) Except as expressly provided herein, the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 20% of the Voting Interests thereof; provided, however, that the Trustee may require reasonable indemnity against any cost, expense or liability as a condition to so proceeding at the direction of the Certificateholders.

         (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through agents or attorneys or a custodian. The Trustee shall not be responsible for any misconduct or negligence of any such agent or custodian appointed with due care by it hereunder or of the Servicer in its capacity as Servicer. The Trustee may act upon the opinion or advice of accountants, engineers or such other professionals as the Trustee deems necessary and selected by it in the exercise of reasonable care, and the Trustee may pay reasonable compensation and shall be entitled to reimbursement hereunder for such compensation paid to such professionals, which fee shall be considered an expense of the Trustee to be paid pursuant to
     Section 5.06(d)(i).

         (g) Subsequent to the sale of the Receivables by the Seller to the Trust, the Trustee shall have no duty of independent inquiry, and the Trustee may rely upon the representations and warranties and covenants of the Seller and the Servicer contained in this Agreement and the Servicing Agreement with respect to the Receivables.

     Section 11.05. Trustee Not Liable for Certificates or Receivables. The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall make no representations as to the validity or sufficiency of this Agreement, the Trust Property or of the Certificates (other than the certificate of authentication on the Certificates), or of any Receivable or related document or the validity, genuineness or originality of any document delivered to the Trustee in its capacity as Custodian. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any security interest in any Financed Vehicle or any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, or for or with respect to the efficacy of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition, location and ownership of any Financed Vehicle; the review of any Servicer File or Custodian File therefor; the existence and enforceability of any physical damage insurance thereon; the existence and contents of any Receivable or any Servicer File or Custodian File or any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable or any Servicer File or Custodian File; the performance or enforcement of any Receivable; the compliance by the Seller or the Servicer, with any warranty or representation made under this Agreement or the Servicing Agreement or in any related document and the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof (provided, however, that the receipt of notice or other discovery of such noncompliance or breach shall only obligate the Trustee to comply with the terms of Section 3.02 hereof); any investment of moneys by the Trustee or any loss resulting therefrom (it being understood that the Trustee shall remain responsible for any Trust property that it may hold); the acts or omissions of the Seller, the Servicer or any Obligor; an action of the Servicer taken in the name of the Trustee; or any action by the Trustee taken at the instruction of the Servicer; provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. Except if caused by its negligence or its failure to act in accordance with reasonable and proper instructions given in writing received by the Trustee, the Trustee shall not be liable for losses on investments on the funds or on the accounts established pursuant to Section 5.01. The Trustee shall not be liable for collections received by the Servicer prior to deposit by the Servicer of such collections into the Collection Account or for the application or misapplication of funds, or for other acts or defaults, by any person, firm or corporation except its own directors, officers, agents and employees. Except with respect to a claim based on the Trustee's negligence or willful misconduct, no recourse shall be had for any claim based on any provision of this Agreement, the Certificates or any Receivable or assignment thereof against the Trustee in its individual capacity, the Trustee shall not have any personal obligation, liability or duty whatsoever to any Certificateholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust or any indemnitor who shall furnish indemnity as provided in this Agreement. The Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to a Servicer in respect of the Receivables. The Seller hereby certifies to the Trustee that the rating agency rating the Rated Certificates is the Rating Agency, and that its address is as set forth in Section 13.05. The Trustee may rely on the accuracy of such certification until it receives from the Seller an Officer's Certificate superseding such certification.

     Section 11.06.  Trustee May Own Certificates.  The
Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may deal with the Seller and the Servicer in banking transactions with the same rights as it would have if it were not Trustee, except as otherwise provided in the definition of "Certificateholder" in Section 1.01.

     Section 11.07. Trustee's Fees and Expenses. The Trustee shall be entitled to its customary compensation as set forth on Exhibit G to this Agreement (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts created by this Agreement and in the exercise and performance of any of the Trustee's powers and duties under this Agreement. The Trustee shall be paid or reimbursed pursuant to
Section 5.06 upon its request for all reasonable expenses and disbursements (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) incurred or made by the Trustee in accordance with any provisions of this Agreement, except any such expense or disbursement as may be attributable to its willful misfeasance, negligence or bad faith. Unpaid fees and expenses of the Trustee shall bear interest at the prime rate then in effect plus 2%. The Seller shall indemnify the Trustee for, and hold it harmless against, any loss, liability or expense incurred without willful misfeasance, negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the Trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under this Agreement. Additionally, the Seller, pursuant to Section 8.02, shall indemnify the Trustee with respect to certain matters. The Trustee shall not be required to furnish any surety bond. The provisions of this
Section 11.07 shall survive the termination of this Agreement.

     Section 11.08. Eligibility Requirements for Trustee. The Trustee shall at all times be a corporation having an office in the same state as the location of the Corporate Trust Office as specified in or pursuant to this Agreement; and organized and doing business under the laws of such state or the United States of America; authorized under such laws to exercise corporate trust powers; having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authorities. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.08, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.08, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.09.

     Section 11.09. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Seller and each Certificateholder. Upon receiving such notice of resignation, the Majority Certificateholders with the approval of each Rating Agency, if any, shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.08 and shall fail to resign after written request therefor by the Seller, or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Majority Certificateholders may remove the Trustee. If the Majority Certificateholders shall remove the Trustee under the authority of the immediately preceding sentence, the Majority Certificateholders with the approval of each Rating Agency, if any, shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Trustee so removed and one copy to the successor
Trustee and payment of all fees and expenses owed to the outgoing
Trustee.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this
Section 11.09 shall not become effective until acceptance of appointment by the successor Trustee pursuant to Section 11.10 and payment of all fees and expenses owed to the outgoing Trustee or upon order of a court of competent jurisdiction. The Seller shall provide notice of such resignation or removal of the Trustee to each Rating Agency, if any.

     Section 11.10. Successor Trustee. Any successor Trustee appointed pursuant to Section 11.09 shall execute, acknowledge and deliver to the Backup Servicer, the Servicer and to the predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall upon payment of its fees and expenses deliver to the successor Trustee all documents and statements and moneys held by it under this Agreement; and the Seller and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

     No successor Trustee shall accept appointment as provided in this Section 11.10 unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 11.08.

     Upon acceptance of appointment by a successor Trustee pursuant to this Section 11.10, the successor Trustee shall mail notice of the successor of such Trustee under this Agreement to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency, if any.

     Section 11.11. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible pursuant to Section 11.08, without the execution or filing of any instrument or any further act on the part of any of the parties hereto; provided, further, that the Trustee shall mail notice of such merger or consolidation to each Rating Agency, if any, and each Certificateholder.

     Section 11.12.  Appointment of Co-Trustee or Separate
Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Financed
Vehicle may at the time be located, the Backup Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.12, such powers, duties, obligations, rights and trusts as the Backup
Servicer and the Trustee may consider necessary or desirable. If the Backup Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case an Event of Backup Servicing Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 11.08 and no notice of a successor trustee pursuant to Section 11.10 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 11.10.

     Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (a) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee under this Agreement or as successor to the Backup Servicer under this Agreement), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

         (b) No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

         (c) The Backup Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI.
Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and copies thereof given to the Backup Servicer.

     Any separate trustee or co-trustee may at any time appoint the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor separate trustee or co-trustee.

     Section 11.13.  Representations and Warranties of Trustee.
The Trustee makes the following representations and warranties on which the Seller and Certificateholders rely:

         (a) The Trustee is a banking association duly organized, validly existing, and in good standing under the laws of its place of incorporation.

         (b)  The Trustee has full corporate power,
     authority and legal right to execute, deliver and perform its obligations under this Agreement and the Servicing
     Agreement, and shall have taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and the Servicing Agreement.

         (c) This Agreement and the Servicing Agreement shall have been duly executed and delivered by the Trustee, and each constitutes the valid and binding obligation of the Trustee enforceable in accordance with its terms.

         (d) The execution, delivery and performance by the Trustee of this Agreement (a) does not violate any provision of any law governing the banking and trust powers of the Trustee or any order, writ, judgment or decree of any court, arbitrator, or governmental authority applicable to the Trustee or any of its assets, (b) does not violate any provision of the corporate charter or by-laws of the Trustee, and (c) does not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to materially and adversely affect the Trustee's performance or ability to perform its duties under this Agreement or the transactions contemplated in this Agreement.

         (e) The execution, delivery and performance by the Trustee of this Agreement does not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the banking and corporate trust activities of the Trustee.

     Section 11.14. No Bankruptcy Petition. Except with the consent of the Majority Certificateholders, the Trustee covenants and agrees that prior to the date which is one year and one day after the payment in full of all securities issued by the Seller or by the Trust it will not institute against, or join any other Person in instituting against, the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law; provided, however, that nothing contained herein shall prohibit the Trustee from participating in any existing bankruptcy proceeding.

                      ARTICLE XII

                      TERMINATION

     Section 12.01.  Termination of the Trust.

         (a) The Trust and the respective obligations of the Seller, the Backup Servicer and the Trustee created by this Agreement (except such obligations as are hereinafter set forth) shall terminate upon the earliest of (i) payment to the Certificateholders of all amounts required to be paid to them pursuant to this Agreement and the disposition of all property held as part of the Trust Property, (ii) the purchase as of any Distribution Date by the Seller, at its option, of the corpus of the Trust as described in Section 12.02, (iii) the Final Scheduled Distribution Date or (iv) subject to Section 12.01(c), 90 days after the Dissolution of the Seller. The Seller shall promptly notify the Trustee of any prospective termination pursuant to this Section 12.01.


         (b)  Notice of any prospective termination,
     specifying the Distribution Date for payment of the final distribution and requesting the surrender of the Certificates for cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the specified Distribution Date stating (A) the Distribution Date upon which final payment of the Certificates shall be made and (B) the amount of any such final payment. Surrender of the Certificates shall not be a condition of payment of the final distribution; however, each Certificateholder, by accepting the Certificates, hereby agrees to indemnify and hold harmless the Trustee, the Seller and the Certificate Registrar from and against any and all claims arising from such failure, including but not limited to claims by third parties claiming to be bona fide purchasers subsequently presenting such Certificates for payment.

         (c) The Seller shall not voluntarily take any action that would cause it to cease being deemed a general partner of the Trust if the Trust were deemed a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and the Residual Interest were deemed to represent the sole general partnership interest in such a partnership.

         In the event of the Dissolution of the Seller or any action that would cause the Seller to cease being deemed a general partner of the Trust if the Trust were deemed a limited partnership formed under the Delaware Revised
     Uniform Limited Partnership Act and the Residual Interest were deemed to represent the sole general partnership interest in such a partnership, the Trust shall terminate 90 days after the date of such event and its assets liquidated in accordance with Section 12.01(d) unless:

         A.   The Majority Certificateholders inform the
     Trustee in writing before the end of such 90 day period that they disapprove of the liquidation of the assets of the Trust; and

         B. The Seller and the Trustee shall receive an Opinion of Counsel from independent counsel to the effect that the continuation of the Trust shall not cause the Trust to be treated as an association taxable as a corporation for federal income tax purposes.

         During any period that the Certificates are outstanding, the Seller agrees that it shall not voluntarily take action that will cause the Dissolution of the Seller.

         If the Trust will be terminated and its assets liquidated in accordance with this Section 12.01(c), the Trustee shall act as liquidator of the assets of the Trust, but shall continue to have all the powers, rights and duties of the Trustee hereunder, under the Servicing Agreement and the Purchase Agreement until the disposition of the assets of the Trust and the final distribution to the Certificateholders, the Trustee and the Backup Servicer of all amounts required to be paid to them pursuant to this Agreement.

         (d) Upon receipt by the Trustee from the Seller of notice of any prospective termination of the Trust pursuant to Section 12.01(a)(iii) or (iv), the Trustee shall, subject to the direction of the Majority Certificateholders (provided that, if the Majority Certificateholders shall not have provided such direction to the Trustee within 30 days of the Trustee having sent a written request for such direction to the Certificateholders, the Trustee shall proceed without such direction) sell the remaining assets of the Trust, if any, at public or private sale, in a commercially reasonable manner and on commercially reasonable terms. The Seller agrees to cooperate with the Trustee to effect any such sale, including by executing such instruments of conveyance or assignment as shall be necessary or required by the purchaser. Proceeds of sale, net of expenses, shall be treated as collections on the assets of the Trust and shall be deposited into the Collection Account. On the Distribution Date specified for final payment, the Trustee shall cause to be distributed to Certificateholders and the Seller amounts distributable on such Distribution Date pursuant to Section 5.06 and Section 5.07.

     Section 12.02. Optional Purchase of All Receivables. The Seller shall have the option to purchase the corpus of the Trust on the Distribution Date following the last day of any Collection Period as of which the Pool Balance as a percentage of the Original Pool Balance shall be less than or equal to the Optional Purchase Percentage. To exercise such option, the Seller shall (i) give notice to the Trustee and the Certificateholders not less than 30 days prior to the Distribution Date on which such purchase is to be effected and (ii) on or before such Distribution Date, deposit in the Collection Account an amount equal to the Purchase Amount for the Receivables and the appraisal value of any other property held by the Trust. After payment of such amounts, the Seller shall succeed to all interests in and to the Trust Property.
     Section 12.03. Notice. The Trustee shall give notice of termination of the Trust to the Seller and each Rating Agency.

                     ARTICLE XIII

               MISCELLANEOUS PROVISIONS

     Section 13.01.  Amendment.  (a)  This Agreement may be
amended by written instrument executed by the Seller, the Backup Servicer and the Trustee, without the consent of any of the Certificateholders if the Certificates are at such time rated by at least one Rating Agency, (i) to cure any ambiguity, to correct or supplement any provisions in this Agreement, (ii) to add, change or eliminate any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement; or (iii) to add or amend any provision therein in connection with permitting transfers of the Certificates or to add or provide for any credit enhancement for the Certificates; provided, however, that any such action described in clause (ii) shall not adversely affect in any material respect the interests of the Certificateholders and provided, further, that in connection with any such amendment delivery to the Trustee of a letter from each Rating Agency to the effect that such amendment will not cause the then-current rating on the Rated Certificates to be qualified, reduced or withdrawn shall constitute conclusive evidence that such amendment does not adversely affect in any material respect the interests of the Certificateholders.

     (b) This Agreement may also be amended from time to time or the provisions hereof waived from time to time by a written instrument executed by the Seller, the Backup Servicer and the Trustee with the consent of the Holders of the Certificateholders affected thereby (which consent of any Holder of a Certificate given pursuant to this Section or pursuant to any other provision of the Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate and of any Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate) evidencing not less than 51% of the Voting Interests of all the affected Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of Certificateholders; provided, however, that no such amendment or waiver shall, without the consent of the Holders of all Certificates affected thereby then outstanding, (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Certificate or (b) reduce the aforesaid percentage of the Voting Interests of the Certificates required to consent to any such amendment.

     (c) Prior to any such amendment, the Trustee shall furnish written notification of the substance of the proposed amendment to each Rating Agency and each Rating Agency shall provide written confirmation to the Trustee that such amendment will have no adverse effect on the ratings assigned to the Rated Certificates. Any amendment which affects the Trustee's own rights, duties or immunities under the Agreement or otherwise shall not be effective to such extent unless the Trustee shall have joined thereto.

     (d) Promptly after the execution of any such amendment or consent, the Trustee shall furnish a copy of such amendment or consent to each Certificateholder and each Rating Agency. It shall not be necessary for the consent of Certificateholders pursuant to this Section 13.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     (e) Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement.

     Section 13.02.  Protection of Title to Trust.

         (a)  The Seller shall execute and file such
     financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Certificateholders and the Trustee in the Receivables and the other assets of the Trust Property and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) The Seller shall not change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of SECS 9-402(7) of the UCC, unless it shall have given the Trustee at least thirty (30) days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c) The Seller shall give the Trustee at least 30 days' prior written notice of any relocation of its chief executive office. If, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, it shall promptly file any such amendment and shall give the amendment with the recorder's file stamp thereon to the Custodian promptly upon receipt thereof.

     Section 13.03.  Limitation on Rights of Certificateholders.
The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

     Nothing in this Agreement set forth, or contained in the terms of the Certificates, shall be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third Person by reason of any action taken pursuant to any provision of this Agreement.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, and unless also the Holders of Certificates evidencing not less than 20% of the Voting Interests thereof shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under this Agreement and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and during such 30-day period no request or waiver inconsistent with such written request has been given to the Trustee pursuant to this Section or Section 10.04; no one or more Holders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement except in the manner provided in this Agreement and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 13.03, each Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 13.04.  Governing Law.  THIS AGREEMENT
SHALL BE CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK AND THE
OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES
UNDER THIS AGREEMENT SHALL BE DETERMINED IN
ACCORDANCE WITH SUCH LAWS WITHOUT REGARD OR
REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS OF
SUCH STATE.

     Section 13.05.  Notices.  All demands, notices and
communications upon or to the Seller, the Backup Servicer, the Trustee under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt:

         (a)  in the case of the Seller, to

              Angelo R. Appierto
              President
              Aegis Auto Funding Corp.
              525 Washington Boulevard
              Jersey City, New Jersey  07310

     or at such other address as shall be designated by the Seller in a written notice to the Trustee;

         (b)  in the case of the Backup Servicer, to

              Norwest Bank Minnesota, National
              Association
              Sixth Street and Marquette Avenue
              Minneapolis, Minnesota  55479-0070
              Attention:  Corporate Trust Services--Asset
              Backed Administration

     or at such other address as shall be designated by the Backup Servicer in a written notice to the Seller;

         (c)  in the case of the Trustee or Custodian, to

              Norwest Bank Minnesota, National
Association
              Sixth Street and Marquette Avenue
              Minneapolis, Minnesota  55479-0070
              Attention:  Corporate Trust Services--Asset
Backed Administration

     or at such other address as shall be designated by the Trustee in a written notice to the Seller;

         (d)  in the case of any Rating Agency, such
     address as shall be designated by such Rating Agency in a written notice to the Seller and the Trustee.


     Any notice or other communication required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register (with copies thereof to such other Person(s) as such Certificateholder shall have requested in writing, the address of such other Person(s) to receive such copies also to be reflected in the Certificate Register), and shall be deemed to have been given upon receipt.

     Section 13.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 13.07. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 8.03, this Agreement may not be assigned by the Seller without the prior written consent of the Trustee and the Holders of Certificates evidencing not less than 66% of the Voting Interests thereof.

     Section 13.08.  Certificates Nonassessable and Fully Paid.
Certificateholders shall not be personally liable for obligations of the Trust. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever.

     Section 13.09. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

     Section 13.10. Limited Recourse to Seller. The parties hereto agree that the obligations of the Seller hereunder, including, without limitation, the obligation of the Seller in respect of indemnification pursuant to Sections 3.06, 8.02 and 11.07 in respect of repurchases or substitutions of Receivables upon breach of representations and warranties pursuant to Section 3.02, and in respect of fees, costs and expenses pursuant to Sections 3.06, 4.04 and 4.05, are payable solely from the Seller's interests in the Trust Property and that no party may look to any other property or assets of the Seller in respect of such obligations.

     IN WITNESS WHEREOF, the Seller, the Backup Servicer and the
Trustee have caused this Pooling and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.


                         AEGIS AUTO FUNDING CORP.,
                           as Seller



                         By
                              Brendan Meyer
                              Vice President


                         NORWEST BANK MINNESOTA,
                         NATIONAL
                         ASSOCIATION, as Trustee

                         By
                              Stephen Seitz
                              Corporate Trust Officer


                         NORWEST BANK MINNESOTA,
                         NATIONAL
                         ASSOCIATION, as Backup Servicer


                         By
                              Stephen Seitz
                              Corporate Trust Officer
EXHIBIT A
                    FORM OF CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "SECURITIES ACT"),OR UNDER THE
SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE
UNITED STATES OR ANY FOREIGN SECURITIES LAWS.  BY ITS
ACCEPTANCE OF THIS CERTIFICATE THE HOLDER OF THIS
CERTIFICATE IS DEEMED TO REPRESENT TO THE SELLER AND
THE TRUSTEE (i) THAT IT IS AN INSTITUTIONAL INVESTOR
THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE
501(a)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED
UNDER THE SECURITIES ACT (AN "INSTITUTIONAL
ACCREDITED INVESTOR") AND THAT IT IS ACQUIRING THIS
CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE
ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR
OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL
ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK
ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT AND
NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN
CONNECTION WITH, THE PUBLIC DISTRIBUTION HEREOF OR
(II) THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS
DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS
ACQUIRING SUCH CERTIFICATE FOR ITS OWN ACCOUNT (AND
NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR
AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED
INSTITUTIONAL BUYERS).

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CERTIFICATE
MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH
SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE SELLER,
(ii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO AN
INSTITUTIONAL ACCREDITED INVESTOR THAT EXECUTES A
CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN
THE AGREEMENT, TO THE EFFECT THAT IT IS AN
INSTITUTIONAL ACCREDITED INVESTOR ACTING FOR ITS OWN
ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A
FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO
ARE INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE
HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY), (iii)
SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE
PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH
SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON
WHOM THE ISSUER REASONABLY BELIEVES AFTER DUE
INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS
DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT
(AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A
FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO
ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE
IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING
MADE IN RELIANCE ON RULE 144A, OR (iv) SUCH SALE,
PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A
TRANSACTION EXEMPT FROM THE REGISTRATION
REQUIREMENTS OF THE SECURITIES ACT, IN WHICH CASE (A)
THE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE
TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY
TO THE TRUSTEE AND THE SELLER IN WRITING THE FACTS
SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION
SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE
TRUSTEE AND THE SELLER, AND (B) THE TRUSTEE SHALL
REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL
NOT BE AT THE EXPENSE OF THE SELLER OR THE TRUSTEE)
SATISFACTORY TO THE SELLER AND THE TRUSTEE TO THE
EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE
SECURITIES ACT. NO SALE, PLEDGE OR OTHER TRANSFER
MAY BE MADE TO ANY ONE PERSON FOR CERTIFICATES WITH
A FACE AMOUNT OF LESS THAN $250,000 AND, IN THE CASE
OF ANY PERSON ACTING ON BEHALF OF ONE OR MORE THIRD
PARTIES (OTHER THAN A BANK (AS DEFINED IN SECTION
3(a)(2) OF THE SECURITIES ACT) ACTING IN ITS FIDUCIARY
CAPACITY), FOR CERTIFICATES WITH A FACE AMOUNT OF
LESS THAN $250,000 FOR EACH SUCH THIRD PARTY.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE
DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER,
EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS
REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO
CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY
AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER,
PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE
REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
HEREIN.]

            AEGIS AUTO RECEIVABLES TRUST 1996-A
      AUTOMOBILE RECEIVABLE PASS-THROUGH CERTIFICATES

PPN:
CUSIP:
NUMBER R-1                                   Original
Certificate Balance:
Pass-Through Rate:  9.00%
$_______________________
Final Scheduled Distribution Date:  May 20, 2002
Initial Certificate Balance of all Certificates:  $

     THIS CERTIFIES THAT ___________________ is the registered owner of this _________ DOLLARS Certificate. This Certificate evidences a fractional undivided interest in the Aegis Auto Receivables Trust 1996-A (the "Trust") (excluding the Residual Interest in the Trust), formed by Aegis Auto Funding Corp., a Delaware corporation (the
"Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") among the
Seller, Norwest Bank Minnesota, National Association, as backup servicer (the "Backup Servicer"), and Norwest Bank Minnesota, National
Association, as trustee (the "Trustee"). The property of the Trust includes, among other assets, a pool of motor vehicle retail installment sale contracts secured by new and used automobiles and light-duty trucks. (This Certificate does not represent an interest in or obligation of the Seller or any of the respective Affiliates thereof, except to the extent described below.) A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. The Certificate Balance of this Certificate will be decreased by the payments on this Certificate in respect of principal as described in the Agreement. Accordingly, following the initial issuance of the Certificates, the Certificate Balance of this Certificate will over time be less than the original denomination shown above. Anyone acquiring this Certificate may ascertain its current Certificate Balance by inquiry of the Trustee.

     This Certificate is one of the duly authorized Certificates designated as "Automobile Receivable Pass-Through Certificates." This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes, without limitation, a pool of motor vehicle retail installment sale contracts (the "Receivables") acquired on the Closing Date (as defined in the Agreement) secured by new and used automobiles and light-duty trucks
(the "Financed Vehicles"), all moneys due thereunder after the Cutoff
Date (as defined in the Agreement), proceeds from claims on certain insurance policies and certain other rights under the Agreement, all right, title and interest of the Seller in and to the Purchase Agreement and any and all proceeds of the foregoing.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder, at its expense, upon a written request to the Trustee.

     Under the Agreement, there will be distributed on the 20th day of each month or, if such 20th day is not a Business Day, the next Business
Day (the "Distribution Date"), commencing on October 21, 1996, to the person in whose name this Certificate is registered at the close of business on the last day of the Collection Period preceding a Distribution Date or termination of the Trust (the "Record Date") an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to the holders of all Certificates.

     All payments to Certificateholders shall be made on each Distribution Date to each Certificateholder of record on the related Record Date by check, or, if requested by a Certificateholder holding Certificates with Original Certificate Balances in aggregate in excess of $1,000,000, by wire transfer to the account designated in writing by such Holder in the form of Exhibit F to the Agreement (or such other account as such Certificateholder may designate in writing) delivered to the Trustee prior to the Determination Date, in immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution, which notice shall request that the Certificateholder present and surrender this Certificate at the office or agency maintained for that purpose by the Trustee in Minneapolis, Minnesota. Surrender of this Certificate shall not be a condition of payment of the final distribution; however, the Holder, by accepting this Certificate, hereby agrees to indemnify and hold harmless the Trustee, the Seller and the Certificate Registrar from and against any and all claims arising from such failure to present and surrender this Certificate, including but not limited to claims by third parties claiming to be bona fide purchasers.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

     The Certificates do not represent a recourse obligation of, or an interest in, the Seller, the Backup Servicer, the Trustee or any Affiliate of any of them. The Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon request.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Agreement at any time by the Seller and the Trustee with the consent of the Holders of the Certificates affected thereby evidencing not less than 51% of the Voting Interests of all affected Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

   As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in Minneapolis, Minnesota, or such other office of the Trustee maintained for such purpose and designated by the Trustee in writing, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

     The Certificates are initially issuable only as registered Certificates without coupons in denominations of $250,000 and integral multiples of $1,000 in excess thereof, except that one Certificate may be issued in a different denomination. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made to the Holder for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

     The Trustee, the Certificate Registrar, and any agent of the Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

     The Trust created by the Agreement shall terminate upon the earliest of (i) payment to the Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property, (ii) May 20, 2002 or
(iii) subject to the Agreement, 90 days after the Dissolution of the Seller. The Seller may, at its option, purchase the corpus of the Trust, in whole, at a price specified in the Agreement, and such purchase will effect early retirement of the Certificates; however, such right of purchase is exercisable only on a Distribution Date following the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

IN WITNESS WHEREOF, the Trustee, not in
its individualcapacity but on behalf of the Trust, has caused this Certificate to be duly executed.

                              AEGIS AUTO
                              RECEIVABLES TRUST
                              1996-A


                              By:  NORWEST BANK
                              MINNESOTA,
                              NATIONAL
                              ASSOCIATION, as Trustee


                              By

                                   Name:
                                   Title:


        This is one of the Certificates referred to in the within-mentioned Agreement.



                              NORWEST BANK
                              MINNESOTA, NATIONAL
                              ASSOCIATION, as Trustee


                              By

                                   Name:
                                   Title:


Dated as of
_________________, 199_

                         ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE




(Please print or typewrite name and address, including postal zip code, of assignee)



the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


                                                    Attorney
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:


                                                           *
                              Name:

_______________
*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

                         EXHIBIT B

         TRUSTEE'S STATEMENT TO CERTIFICATEHOLDERS
            Aegis Auto Receivables Trust 1996-A
      Automobile Receivable Pass-Through Certificates

Distribution Date:
Last Day of Collection Period:

I. COLLECTIONS                   INTEREST       PRINCIPAL
                                  TOTALS

Scheduled Payments

Full & Partial Prepayments

Recoveries
Risk Default Insurance Proceeds

Receivable Repurchased by Seller

Miscellaneous Servicer Collections


Available Interest Distribution Amount
Available Principal Distribution Amount

Total Available Distribution Amount
Reinvestment Income on Collection Account

Withdrawals from
  Reserve Fund


Total Amount Available


II. DISTRIBUTIONS

Backup Servicer Fee

Servicing Fee

Trustee and Custodian Fees

Interest Distribution
Interest Carryover Shortfall
Principal Distribution

Principal Carryover Shortfall
Deposits to Reserve Fund

Releases to Seller

Total Funds Distributed



III.  CERTIFICATE BALANCE

Original Aggregate Certificate Balance
Beginning Aggregate Certificate Balance
Ending Aggregate Certificate Balance
Interest Carryover Shortfall
Principal Carryover Shortfall

Certificate Factor


IV.  POOL BALANCE INFORMATION

Original Pool Balance:
                                           Beginning of Period
                               End of Period
 Pool Balance
 Pool Factor
 Weighted Average Coupon (WAC)
 Weighted Average Remaining Maturity (WAM) (in months)
 Remaining Number of Receivables


V.  RESERVE FUND


                                  Amount
Beginning Balance
Plus:  Deposits
Plus:  Reinvestment Income
Withdrawals to Certificateholders
Withdrawals for expenses
Released to Seller



Ending Balance



VI.  RECEIVABLES REPURCHASED/SUBSTITUTED BY SELLER

Number of Receivables Repurchased
Principal Amount
Number of Receivables Substituted
Principal Amount

VII.  DELINQUENCY INFORMATION*
                                             # of  Principal        % of
                                          Contracts          Balance  Pool
Balance

30-59 Days Delinquent
60-90 days Delinquent
90 Days or more Delinquent

*Excluding Liquidated and Defaulted Receivables

VIII.  REPOSSESSION INFORMATION           Current Period
                                          Cumulative

Number of Receivables as to which Vehicles have been Repossessed (and not yet liquidated)

Principal Balances of Receivables relating to Vehicles which have been Repossessed (and not yet liquidated)


IX.  LIQUIDATED AND DEFAULTED RECEIVABLES Current Period
                                          Cumulative

Number of Liquidated Receivables
Principal Balances of Liquidated Receivables*
(Prior to Liquidation)
Number of Defaulted Receivables**

Principal Balances of Defaulted Receivables



Total Principal Balance of Liquidated
   and Defaulted Receivables



* Excludes receivables previously characterized as Defaulted Receivables
**Refers to Receivables that have become
  180 days delinquent and are not Liquidated Receivables

X.  RECOVERIES                            Current Period
Cumulative

Liquidation Proceeds
Rebate of Servicer Cancelled Warranty Contracts
VSI Physical Damage/Loss Insurance Proceeds
Consumer Insurance


Total Recoveries


XI.  RETENTION AMOUNT

Beginning Balance
Plus:  Quarterly Reserve Loss Deficiency
Less:  Claims approved
Less:  Quarterly Reserve Loss Surplus
Ending Balance

XII.  RISK DEFAULT INSURANCE PROCEEDS     Current Period
                                          Cumulative





Risk Default Insurance Proceeds




XIII.  NET LOSSES                         Current Period
                                          Cumulative

Principal Balance of Liquidated and
   Defaulted Receivables
Less:  Recoveries
Less:  Risk Default Insurance Proceeds

Net Losses


XIV.  INSURANCE CLAIMS
                                          Current Period
                                          Cumulative

Number of Risk Default Insurance Claims
Amount of Risk Default Insurance Claims
Number of VSI Physical Damage/Loss Insurance Claims
Amount of VSI Physical Damage/Loss Insurance Claims
Number of Risk Default Insurance Claims Rejected
Principal Balance of Receivables Rejected

                             EXHIBIT C

                      SCHEDULE OF RECEIVABLES


           Delivered to the Trustee on the Closing Date


                           (See Attached)

                             EXHIBIT D

                     LOCATION OF SERVICER FILES




American Lenders Facilities, Inc.

2600 Michaelson Drive

Suite 470

Irvine, CA  92715

                                     EXHIBIT E

                        Aegis Auto Receivables Trust 1996-A

                    AUTO RECEIVABLES PASS-THROUGH CERTIFICATES

                            RECEIVABLE CHARACTERISTICS

                      As of September 24, 1996 (Cutoff Date)



Remaining Term               % Outstanding
   Outstanding
  To Maturity             Principal Balance
Principal Balance
  31-36                       2.70%
                          475,356.22
  37-42                       6.39%
                          1,122,707.24
  43-48                      16.22%
                          2,848,514.56
  49-54                      29.53%
                          5,185,458.99

  55-60                      45.16%
                          7,929,334.60

Weighted Average Remaining Term to Maturity          54.4 months

Annual Percentage Rate

Weighted Average Annual Percentage Rate                  20.06%

                          % Outstanding
   Outstanding
Model Year                Principal Balance
Principal Balance
  1991                        2.67%
                          468,439.22
  1992                        6.52%
                          1,144,501.30
  1993                       15.76%
                          2,768,426.74
  1994                       29.82%
                          5,236,729.50
  1995                       33.85%
                          5,944,811.85
  1996                       11.00%
                          1,932,017.31
  1997                        0.38%
                          66,445.69


                          % Outstanding
   Outstanding
New/Used Collateral       Principal Balance
Principal Balance
   New                        5.57%
                          977,456.35
  Used                       94.43%
                          16,583,915.26

Outstanding
Principal Balance
 Largest                                       36,505.52
Smallest                  3,911.50
 Average                                       12,402.10

 EXHIBIT F

                  WIRING INSTRUCTIONS FORM


                   ______________, 19____

Norwest Bank Minnesota, National Association
6th Street and Marquette Avenue
Minneapolis, MN  55479-0070


       Re:  Automobile Receivable Pass-Through Certificates
            Issued by Aegis Automobile Receivables Trust
1996-A

Dear Sirs:

  In connection with the sale of the above-captioned Certificate by to
("Transferee") you, as Trustee with respect to the related Certificates, are instructed to make all remittances to Transferee as Certificateholder as of
           , 19    and you are directed to send all notices to the appropriate party at the address set forth on Schedule 1 hereto. You are further instructed to treat the Transferee as the record holder for purposes of the
            , 199__ Distribution Date.

                           [Transferee]



                           By

                           Title:


                           Acknowledged

                           [Seller]


                           By

                           Title:

                         EXHIBIT G


                        FEE SCHEDULE


        NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                 CORPORATE TRUST DEPARTMENT



                      SCHEDULE OF FEES


            AEGIS AUTO RECEIVABLES TRUST 1996-A





I.      Trustee and Custodian Fee:
        one-twelfth of the product of (i) 0.03% per annum and (ii) the aggregate Certificate Balance as of the close of business on the preceding Distribution Date or, in the case of the first Distribution Date, the original aggregate Certificate Balance.

II.     Monthly Backup Servicer Fee:
        one-twelfth of the product of (i) 0.02% per annum and (ii) the outstanding Pool Balance as of the first day of the preceding Collection Period or, in the case of the first Distribution Date, as of the Closing Date.

                         EXHIBIT H


               RISK DEFAULT INSURANCE POLICY

Issuer:        The Connecticut Indemnity Company
Policy Name:        Secured Value Insurance Policy
Policy No.:         ZSC __________
Date:               September    , 1996
Named Insured: Norwest Bank Minnesota, N.A., as Trustee for Aegis Receivables Trust 1996-A
Endorsements:  Exhibit A, Ed. 8/30/95 & Exhibit B, Ed. 11/7/95
               and Exhibit C

                            EXHIBIT I


                      VSI INSURANCE POLICY




1.   Issuer:        Guaranty National Insurance Company
     Policy Name:        Lenders Comprehensive Single Interest Insurance Policy
     Policy No.:         ZYG 1500103
     Date:               February 1, 1994
     Named Insured: Aegis Capital Markets
     Endorsements:  42621-0 (10/93), 42623-0 (10/93), 42624-0 (10/93),
                    42627-0 (10/93), 42629-0 (10/93), 42630-0 (10/93),
                    41510-0 (6/90), Nos. 7, 8, Coverage Endorsements dated
3/23/94,
                    9/08/94 and 9/26/94, Nos. 16-24, 30-31

                         EXHIBIT J


                 FORM OF TRANSFEREE LETTER
                    (Rule 144A Transfer)



                           [Date]



Aegis Auto Funding Corp.
525 Washington Boulevard
Jersey City, New Jersey  07310

Norwest Bank Minnesota, National Association
Sixth Street and Marquette Avenue
Minneapolis, MN  55479-0070
Attention:  Corporate Trust Services Asset Backed Administration

          Aegis Auto Receivables Trust 1996-A
          Automobile Receivable Pass-Through Certificates

Ladies and Gentlemen:

     The undersigned (the "Purchaser") proposes to purchase one or more Automobile Receivable Pass-Through Certificates, (the "Certificates") issued by Aegis Auto Receivables Trust 1996-A (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of September 1, 1996 (the "Pooling and Servicing Agreement") by and among Aegis Auto Funding Corp., a Delaware corporation, as seller ("Seller"), Norwest Bank Minnesota, National Association, as Backup Servicer, and Norwest Bank Minnesota, National Association, as Trustee. Unless the context or use indicates another or different meaning, each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement.

     1. The undersigned hereby certifies that, as indicated below, the undersigned is the President, Chief Executive/Financial Officer, Senior Vice President or other executive officer or investment officer of the Purchaser.

     2. In connection with the purchase by the Purchaser of the Certificates, the undersigned hereby certifies to you that the Purchaser is a "qualified institutional buyer" as defined in Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933, as amended, because:

[ ] (a) The Purchaser owned or invested on a discretionary basis $100 million in securities (except for the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year
     (such amount being calculated in accordance with Rule 144A) and the Purchaser satisfies the criteria in the subcategory marked below (check one):

     [ ] Insurance Company. The Purchaser is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     [ ] Investment Company. The Purchaser is (i) an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act") or (ii) a business development company as defined in Section 2(a)(48) of that Act.

     [ ]  Small Business Investment Company.  The Purchaser is a
          Small Business Investment Company licensed by the U.S.
          Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     [ ] Corporation, Etc. The Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue
          Code of 1986, as amended, a corporation (other than a bank, savings and loan association or similar institution), partnership or Massachusetts or similar business trust.

     [ ] State or Local Plan. The Purchaser is a plan established and maintained by a State or its political subdivisions, or any agency or instrumentality of a State or its political subdivisions, for the benefit of its employees.

     [ ] ERISA Plan. The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     [ ] Trust Fund. The Purchaser is a trust fund whose trustee is a bank or trust company and whose participants are exclusively plans established and maintained by a State or its political subdivision, or any agency or instrumentality of a State or its political subdivisions, for the benefit of its employees.

     [ ] Business Development Company. The Purchaser is a business development company as defined in Section
          202(a)(22) of the Investment Adviser Act of 1940.

     [ ] Investment Advisor. The Purchaser is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

[ ] (b) The Purchaser is a dealer registered pursuant too Section 15 of the Exchange Act, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million of securities of issuers that are not affiliated with the dealer, provided that securities constituting the whole or a part of an unsold allotment to or subscription by a dealer as a participant in a public offering shall not be deemed to be owned such dealer.

[ ] (c) The Purchaser is a dealer registered pursuant to Section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a qualified institutional buyer.

[ ] (d) The Purchaser is an investment company registered under the Investment Company Act, acting for its own account or for the accounts of other qualified institutional buyers, that is part of a family of investment companies which own in the aggregate at least $100 million in securities of issuers other than issuers that are affiliated with the investment company or are part of such family of investment companies. "Family of investment companies" means any two or more investment companies registered under the Investment Company Act, except for a unit investment trust whose assets consist solely of shares of one or more registered investment companies, that have the same investment adviser (or, in the case of unit investment trusts, the same depositor), provided that, for purposes of this section:

          (A) each series of a series company (as defined in Rule 18f-2 under the Investment Company Act (17 CFR
          270.18f-2)) shall be deemed to be a separate investment company; and

          (B) investment companies shall be deemed to have the same adviser (or depositor) if their advisers (or depositors) are majority-owned subsidiaries of the same parent, or if on investment company's adviser (or depositor) is a majority-owned subsidiary of the other investment company's adviser (or depositor).

[ ] (e) The Purchaser is an entity, all of the equity owners of which are qualified institutional buyers, acting for its own account or the accounts of other qualified institutional buyers.

[ ] (f) The Purchaser is a bank as defined in Section 3(a)(2) of the Act, any savings and loan association or other institution as referenced in Section 3(a)(5)(A) of the Act, or any foreign bank or savings and loan association or equivalent institution, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it and that has an audited net worth of at least $25 million ad demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of sale under the Rule in the case of a U.S. bank or savings and loan association, and not more than 18 months preceding such date of sale for a foreign bank or savings and loan association or equivalent institution.

     The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Purchaser, (ii) securities that are part of an unsold allotment to or subscription by the Purchaser (if the Purchaser is a dealer), (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     For purposes of determining the aggregate amount of securities owned or invested on a discretionary basis by the Purchaser, the Purchaser used the cost of such securities to the Purchaser and did not include any of the securities referred to in the preceding paragraph.

     Further, in determining such aggregate amount, the Purchaser may have included securities owned by subsidiaries of the Purchaser, but only if such subsidiaries are consolidated with the Purchaser in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Purchaser's direction. However, such securities were not included if the Purchaser is a majority-owned, consolidated subsidiary of another enterprise and the Purchaser is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

     3. The Purchaser certifies and acknowledges that it is familiar with Rule 144A and understands that you and your customers (if you act as a broker for one or more customers) are relying on the statements made therein.

     4. The Purchaser certifies that the Purchaser is purchasing the Certificates in the capacity marked below (check one):

[ ] The Purchaser certifies that the Purchaser is purchasing the Certificates for its own account only; or

[ ] The Purchaser certifies that the Purchaser is purchasing the Certificates for the account of [one] [specify number:] other qualified institutional buyer(s), [each of] which is a "qualified institutional buyer." (Draw a line through inapplicable words and brackets.)

     5. The Purchaser certifies that, to the extent it has requested same, it has received from the Seller the information that satisfies the requirements of paragraph (d)(4) of Rule 144A (the "Rule 144A
Information").

     6. The Purchaser certifies that it will comply with all applicable federal and state securities laws in connection with any subsequent resale by the Purchaser of the Certificates. The Purchaser acknowledges that no Certificates may be exchanged for any new
Certificates having an initial principal balance of less than $250,000.

     7. The Purchaser understands and acknowledges that the Certificates have not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws and may be resold only if (a) the Certificates are registered pursuant to the provisions of the Securities Act of 1933, as amended, and such state securities laws, or (b) if an exemption from such registration is available. The Purchaser understands and acknowledges that the Seller is not required to register the Certificates and that any transfer must comply with Section 7.03 of the Agreement. The Trustee is not obligated to provide Rule 144A
Information.

     8. The Purchaser understands that there is no market, nor is there any assurance that a market will develop, for the Certificates and that the Seller does not have any obligation to make or facilitate any such market (or to otherwise repurchase the Certificates from the Purchaser) under any circumstances.

     9. The Purchaser has consulted with its own legal counsel, independent accountants and financial advisors to the extent it deems necessary regarding the tax consequences to it of ownership of the Certificates, is aware that its taxable income with respect to the Certificates in any accounting period may not correspond to the cash flow (if any) from the Certificates for such period, and is not purchasing the Certificates in reliance on any representations of the Seller or its counsel with respect to tax matters.

     10. The Purchaser hereby further agrees to be bound by all the terms and conditions of the Certificates as provided in the Pooling and Servicing Agreement.

     11. If the Purchaser sells any of the Certificates, the Purchaser will obtain from any subsequent purchaser the same representations contained in this Letter.


                              Very truly yours,



                              [PURCHASER]


                              By



                              Name
                                                       Title
 EXHIBIT K


                 FORM OF TRANSFEREE LETTER
                  (Non-Rule 144A Transfer)




                           [Date]



Aegis Auto Funding Corp.
525 Washington Boulevard
Jersey City, New Jersey  07310

Norwest Bank Minnesota, National Association
Sixth Street and Marquette Avenue
Minneapolis, MN  55479-0070
Attention:  Corporate Trust Services Asset Backed Administration

          Aegis Auto Receivables Trust 1996-A
          Automobile Receivable Pass-Through Certificates

Ladies and Gentlemen:

     The undersigned (the "Purchaser") proposes to purchase certain Automobile Receivable Certificates (the "Certificates") issued by Aegis Auto Receivables Trust 1996-A (the "Trust) pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (the "Pooling and Servicing Agreement"), among Aegis Auto Funding Corp., as Seller, Norwest Bank Minnesota, National Association, as Backup Servicer, and Norwest Bank Minnesota, National Association as Trustee. Unless the context or use indicates another or different meaning, each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement.

     The Purchaser represents and warrants that:

     (a) Information. The Purchaser acknowledges that it has made such investigation as the Purchaser deems necessary to evaluate the merits and risks involved with an investment in the Certificates, and has had an opportunity to meet with officers and employees of the Seller and to ask questions and receive answers regarding an investment in the Certificates and has asked any question he desired to ask and has received answers with respect to such questions to the full satisfaction of the Purchaser and has relied exclusively on the information and information discussed at such meeting.

     (b) No Reliance on Other Purchasers. In making its investment decision with respect to subscribing for the Certificates, the Purchaser has not relied upon any statement, representation or advice of any other Purchaser of the Certificates.

     (c) Purchase for Investment. The Purchaser is purchasing the Certificates without a view to any distribution, assignment, resale or other disposition of the Certificates in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities or "Blue Sky" laws, subject, nevertheless, to the understanding that the disposition of the Purchaser's property shall at all times be and remain within the Purchaser's control, and the Certificates are being purchased solely for the Purchaser's own account for investment purposes only and not for the account of any other person.

     (d) Institutional Accredited Investor. The Purchaser is an institutional "accredited investor" as defined in Rule 501 under the Securities Act as follows (check one):

          ( ) A bank as defined in Section 3(a)(2) of the Securities Act, whether acting in its individual or fiduciary capacity;

          ( ) A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

          ( ) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

          ( ) An insurance company as defined in Section 2(13) of the Securities Act;

          ( ) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

          ( ) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or
     (d) of the Small Business Investment Act of 1958;

          ( ) An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary (as defined in Section 3(21) of ERISA) which is a bank, savings and loan association, insurance company or registered investment advisor, or if the plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by accredited investors;

          ( ) A plan established or maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

          ( ) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

          ( ) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

          ( ) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person having such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Certificates; or

          ( ) An entity in which all of the equity owners fall within one of the foregoing categories of "accredited investors."

     (e)  Exempt Offering.  The Purchaser understands that the
Certificates are not being registered under the Securities Act or any state securities or "Blue Sky" laws and are being sold in reliance on exemptions from the registration requirements of the Securities Act and any such laws for non-public offerings. The Purchaser understands that the exemptions from the registration requirements under state securities laws upon which the Certificates is relying require that the Purchaser be one of the types of investors specified in subsection (d) above under the applicable state securities law and the Purchaser is such an investor. The Purchaser further understands that the Certificates must be held indefinitely unless subsequently registered under the Securities Act, any applicable state securities or "Blue Sky" laws or unless exemptions from the registration requirements of the Securities Act and such laws are available. The Purchaser represents, warrants and agrees that, if at some future time the Purchaser wishes to dispose of or exchange any of the Certificates, the Purchaser will not do so unless before any such sale, transfer or other disposition the Purchaser shall have furnished to the Trustee either (a) a certificate of the transferee that the transferee is a "qualified institutionalbuyer" within the meaning of Rule 144A promulgated pursuant to the Securities Act or (b) a certificate of the transferee that the transferee is an institutional "accredited investor" as defined in Rule 501(a) of the Securities Act and, in the case of (b) only, an opinion of counsel satisfactory in form and substance to the Trustee and the transferor, to the effect that the sale, transfer or other disposition of such Certificate has been registered under the Securities Act, or that such sale, transfer or other disposition does not require registration under the Securities Act.

     (f) Legal Investment. The Purchaser understands that there may be restrictions on the ability of certain investors, including, without limitation, depository institutions, either to purchase the Certificates or to purchase investments having characteristics similar to those of the Certificates representing more than a specified percentage of the investor's assets, and the Purchaser further represents and warrants that it has consulted, and relied on the advice of, its own legal advisor in determining whether and to what extent the Certificates constitute a legal investment for the Purchaser.

     (g) The Purchaser (i) has no need for liquidity with respect to the Certificates, (ii) is able to bear the economic risks of an investment in the Certificates for an indefinite period and (iii) is able to afford a complete loss of such investment. The Purchaser has such knowledge and experience in financial and business matters to use the information made available in connection with the offering of the Certificates, to evaluate the merits and risks of the prospective investment in the Certificates and to make an informed business decision with respect thereto. The Purchaser understands that the Seller will rely upon the information supplied by the Purchaser pursuant to this Agreement in order to verify this representation and warranty and represents that such information is true and correct in all respects. The Purchaser understands that a false representation may constitute a violation of law, that any person which suffers damage as a result of a false representation may have a claim against the undersigned for damages for which the undersigned will indemnify the Seller and its affiliates pursuant to the terms of this Agreement.

     (h) The Purchaser understands that there is no established market for the Certificates and that none may develop and, accordingly, that the Purchaser must bear the economic risk of an investment in the Certificates for an indefinite period of time.

     (i) The Purchaser agrees that it is bound by and will abide by the provisions of the Pooling and Servicing Agreement pursuant to which the Certificates are issued.

     (j) All information which the Purchaser has provided to the Seller concerning the Purchaser is correct and complete as of the date hereof, and if there should be any adverse change in such information before receiving notification that this subscription has been accepted, the Purchaser will immediately provide the Seller with such information.

                         Very truly yours,




                         [PURCHASER]


                         By

                         Name

                         Title
EXHIBIT L

                         ASSIGNMENT


     In accordance with the Pooling and Servicing Agreement dated as of September 1, 1996 by and among Aegis Auto Funding Corp., a
Delaware corporation (the "Seller"), and Norwest Bank Minnesota,
National Association, as trustee (the "Trustee") and as backup servicer
(the "Backup Servicer") (the "Pooling and Servicing Agreement"), the
Seller hereby assigns, transfers and otherwise conveys unto the Trustee in trust for the benefit of the Certificateholders, without recourse (capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Pooling and Servicing Agreement): (i) all right, title and interest of the Seller in and to the Receivables identified on
Schedule I attached hereto (the "Receivables"), and all moneys received thereon, on and after the Cutoff Date allocable to principal, and all monies received thereon allocable to interest accrued from and including the Cutoff Date; (ii) the interest of the Seller in the security interests in the Financed Vehicles granted by the Obligors pursuant to the Receivables and all certificates of title to such Financed Vehicles; (iii) the interest of the Seller in any Risk Default Insurance Proceeds or any proceeds from claims on Insurance Policies (including the VSI Insurance Policy) covering the Receivables, the Financed Vehicles or Obligors from the Cutoff Date;
(iv) the right of the Seller to realize upon any property (including the right to receive future liquidation Proceeds) that shall have secured a Receivable and have been repossessed by or on behalf of the Trustee; (v) the interest of the Seller in any Dealer Recourse; (vi) all right, title and interest in the Seller in and to the Purchase Agreement; and (vii) the proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Trustee of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the Receivables, Custodian Files, Servicer Files, any insurance policies or any agreement or instrument relating to any of them.

     This Assignment is made pursuant to and upon the representations, warranties and agreements contained in the Pooling and Servicing
Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this
Assignment to be duly executed as of        , 199 .

                                        AEGIS AUTO
FUNDING CORP.
                                        a Delaware
corporation


                                        By

                                             Brendan
Meyer, Vice President

                         EXHIBIT M

                   TRUSTEE'S CERTIFICATE
                 PURSUANT TO SECTION 11.02
           OF THE POOLING AND SERVICING AGREEMENT


    Norwest Bank Minnesota, National Association, as trustee (the
"Trustee") of the Aegis Auto Receivables Trust Series 1996-A created pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 1996 among Aegis Auto
Funding Corp. (the "Seller"), Norwest Bank Minnesota, National
Association, as backup servicer (the "Backup Servicer") and as trustee (the "Trustee"), does hereby sell, transfer, assign and otherwise convey to the Seller, without recourse, representation or warranty, all of the Trustee's right, title and interest in and to all of the Receivables (as defined in the Pooling and Servicing Agreement) identified in the attached Servicer's Certificate of "Purchased Receivables," which are to be repurchased by the Seller pursuant to Section 3.02 of the Pooling and Servicing
Agreement, and all security and documents relating thereto.

    IN WITNESS WHEREOF, I have hereunto set my hand this
day of            199 .



    Norwest Bank Minnesota, National
    Association, as Trustee





                                   By


                                   [Name]


                                   [Title]

                         EXHIBIT N

              APPOINTMENT OF CUSTODIAN'S AGENT